UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21407
                                                     ---------------------

                   Nuveen Diversified Dividend and Income Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: December 31
                                           ------------------

                  Date of reporting period: December 31, 2005
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT December 31, 2005

Nuveen Investments
Exchange-Traded
Closed-End
Funds

                                     NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND
                                                                             JDD



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HIGH CURRENT INCOME AND TOTAL RETURN FROM A PORTFOLIO OF DIVIDEND-PAYING COMMON
STOCKS, REIT STOCKS, EMERGING MARKETS SOVEREIGN DEBT, AND SENIOR LOANS

Logo: NUVEEN Investments

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

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Timothy R. Schwertfeger
Chairman of the Board

Chairman's
      LETTER TO SHAREHOLDERS


I am very pleased to report that for the year ended December 31, 2005, your Fund continued to provide you with attractive monthly distributions and diversified exposure to a variety of important market sectors and asset classes. For more information on your Fund's performance, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

Portfolio diversification is a recognized way to try to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. In addition to providing regular monthly cash flow, an investment like your Fund that combines several asset classes may help you achieve and benefit from greater portfolio diversification. Your financial advisor can explain these potential advantages


"IN ADDITION TO PROVIDING REGULAR MONTHLY CASH FLOW, AN INVESTMENT LIKE YOUR FUND THAT COMBINES SEVERAL ASSET CLASSES MAY HELP YOU ACHIEVE AND BENEFIT FROM GREATER PORTFOLIO DIVERSIFICATION."


in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the Internet. Sign up is quick and easy
- just follow the step-by-step instructions.

As we noted in our last shareholder report, The St. Paul Travelers Companies, Inc., which had owned 79% of Nuveen Investments, Inc. (the parent of your Fund's investment adviser), had sold a substantial portion of its stake in Nuveen. Since then, St. Paul has sold the balance of its shares to Nuveen Investments or to others. Please be assured that these transactions only affected Nuveen's corporate structure, and they do not have any impact on the investment objectives or management of your Fund.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead. Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

February 15, 2006

Nuveen Diversified Dividend and Income Fund
(JDD)

Portfolio Managers'
        COMMENTS


The Nuveen Diversified Dividend and Income Fund features portfolio management by teams at four subadvisers:

NWQ Investment Management Company, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in dividend-paying common stocks. Jon Bosse, Chief Investment Officer of NWQ, leads the Fund's management team at that firm. He has more than 22 years of corporate finance and investment management experience.

The real estate portion of the Fund is managed by a team at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of J. P. Morgan Chase & Co. Anthony R. Manno Jr. and Kenneth D. Statz, who each have more than 22 years experience in managing real estate investments, lead the team.

Wellington Management Company, LLP invests its portion of the Fund's assets in emerging markets sovereign debt. James W. Valone, who has more than 18 years of investment management experience, heads the team.

Symphony Asset Management, LLC, an affiliate of Nuveen Investments, invests its portion of the Fund's assets in senior loans. The Symphony team is led by Gunther Stein and Lenny Mason, who have more than 25 years of combined investment management experience.

Here representatives from NWQ, Security Capital, Wellington Management and Symphony talk about the markets, their management strategies and the performance of the Fund for the 12-month period ended December 31, 2005.


WHAT WERE THE GENERAL ECONOMIC CONDITIONS AND MARKET TRENDS OVER THE COURSE OF 2005?

Looking back on 2005, performance for the major U.S. equity indices would make one believe that it was a relatively quiet year. Returns for the various U.S. indices generally ranged between 1% and 7% despite a year end rally that took the Standard & Poor's 500 Index to levels last seen in 2001. Under the surface, the performance was much more varied than was obvious. For instance, energy and many resource stocks soared along with the prices of the commodities they produce. A number of other industries, including electric utilities and real estate investment trusts, also produced double-digit returns. In contrast, performance for the very largest stocks was barely positive as measured by the Standard & Poor's 100 Index at just 1.2%. Bond returns were also disappointing, as the headwind of eight fed funds rate increases by the Federal Reserve negatively impacted bond prices, particularly for intermediate maturities.

Real estate stocks in 2005 generated attractive returns driven by healthy job growth, moderate levels of new construction, and broadly based investment demand for real estate assets. Unlike the uneven operating environment in 2004, most property markets experienced solid increases in occupancy and improved rental rates in 2005.

There was a wave of privatization in 2005, with announced or completed merger and acquisition activity involving public real estate companies totaling $35.0 billion. While elevated from historical levels, 2005 transaction totals only moderately exceeded the $29.7 billion recorded in 2004. However, the 2005 activity was uniquely characterized by the large number of platform privatization and M & A announcements, including five companies in the JDD portfolio: Gables Residential, CRT Properties, AMLI Residential Properties, Shurgard Storage Centers, and Arden Realty. These and other public companies were targeted by institutional investors and other public companies in pursuit of attractive asset portfolios, development pipelines and management capabilities, exactly the type of companies in which the Fund seeks to invest.

Issuance of new real estate common equity totaled $9.1 billion in 2005, compared to $13.3 billion in 2004. Last year's activity included seven initial public offerings (IPOs) totaling $1.4 billion, including three IPOs during the fourth quarter, two of which were added to the portfolio - Newkirk Realty Trust, an owner and acquirer of net lease properties, and Republic Property Trust, an owner and developer of office properties focused in the Washington D.C. metropolitan area.

Emerging markets sovereign debt, as measured by the JP Morgan EMBI Global Diversified Index, had a strong year in 2005, posting a total return of 10.2%. The global economic and financial market environment continued to favor emerging markets debt. Global economic growth remained strong, while the U.S. Federal Reserve signaled that it might be nearing the end of its cycle of raising short-term interest rates. This helped boost the performance of global equity markets and emerging markets debt. Performance of the longer-term U.S. Treasury bond market was mixed. The yield curve flattened, with short-term yields rising more than longer-term yields. Additionally, high oil prices added to the constructive market tone. Accordingly, the list of countries whose debt performed well during the past year was generally comprised of countries with high-yielding securities and oil exporters such as Venezuela, Russia, Ecuador, Brazil and Colombia.

The fourth quarter capped another impressive year in the leveraged loan market. Highlights in 2005 included record leveraged merger financing, near historic low default rates, narrow credit spreads (the interest rate difference between higher quality and lower quality loans) and record inflows into the leveraged loan asset class. Throughout 2005, the loan market had to digest escalating energy prices, rising short-term interest rates, record merger and acquisition activity, and U.S. equity markets that were relatively stagnant. Despite these many issues, conditions in the loan market remained robust. The CSFB Leveraged Loan Index returned 5.69% for the year. As of the end of December, the Index had registered 38 consecutive months of positive returns.

Total loan volume for the year stood at $294 billion, up 11% percent from 2004's amount of $265 billion. Mergers and acquisitions were an important driver of overall loan-volume growth during the year. The U.S. saw $173 billion of leveraged merger financing, a 15-year record. Increasingly large deals are being financed in the leveraged loan market, surpassing previous estimates of the maximum deal size thought possible. Recent blockbuster deals include SunGard's $5 billion LBO loan, Hertz's $2 billion LBO loan and the $7.5 billion financing package backing Koch Industries' acquisition of Georgia-Pacific. At $79 billion, U.S. LBO lending posted the highest volumes since the late 1980s - the years of RJRNabisco.

WHAT WAS YOUR OVERALL MANAGEMENT STRATEGY FOR THE 12-MONTH PERIOD ENDED DECEMBER 31, 2005?

For the dividend-paying common stock portion of the Fund's portfolio, we continued to employ an opportunistic, bottom-up strategy that focused on identifying undervalued companies that possessed favorable risk/reward characteristics as well as emerging catalysts that could unlock value or improve profitability. These catalysts included management changes, restructuring efforts, recognition of hidden assets, or a positive change in the underlying fundamentals. We also focused on downside protection, and paid a great deal of attention to a company's balance sheet and cash flow statement, not just the income statement. We believe that analysis of both cash flow and earnings offers a more objective and truer picture of a company's financial position than an evaluation based on earnings alone.

During the course of the year, we took new common stock positions in American Home Mortgage Investment Corp., Dominion Resources Inc., Dow Jones & Company, POSCO, Merck & Co Inc., Wachovia Corporation, and Energias de Portugal S.A. Our analysis indicated that these companies possessed solid fundamentals, compelling valuations, and an attractive risk/reward relationship. We maintained a large position in energy stocks based on our analysis of global supply conditions for crude oil and its impact on industry fundamentals, the outlook on company cash flow growth, and valuations. The Fund's energy holdings include ChevronTexaco Corporation, ConocoPhillips, ENI S.p.A., Kerr-McGee Corporation, and Total S.A. We eliminated Tate & Lyle PLC, Weyerhauser Co., and DSM NV from the portfolio based on valuation concerns, and Delphi Corp. in early April (prior to its bankruptcy) because of deteriorating fundamentals and management credibility. Fund holdings May Company, Toy's R Us and Unocal Corp. also were eliminated after receiving take out offers.

In the real estate stock segment of the portfolio, we continued to focus on finding what we believed would be the best opportunities to generate sustainable income and potential price appreciation over the long run. In particular, we sought to maintain significant diversification within this sector while taking into account company credit quality, sector and geographic exposure and security-type allocations. Every investment decision was based on a multi-layered analysis of the company, the real estate it owns, its management and the relative price of the security.

As of December 31, 2005, the real estate portfolio allocations were 97.1% common stocks and 2.9% preferred stocks (excluding cash equivalents).

In the emerging markets sovereign debt portion of the portfolio, we sought to add value by identifying countries and securities with attractive risk and return profiles. In terms of positioning, we maintained relatively large positions in countries with a combination of favorable fundamentals and valuations. When valuation targets were hit, we cut positions. For instance, toward the end of 2005 we reduced exposure to Indonesia following the strong performance of that country's bonds. Security selection decisions continued to be driven by our analysis of mispricings in the market. For instance, in the second half of the year we believed short-dated Argentine securities offered good value. Their yields provided more than ample compensation for some unorthodox long-term policies, especially since the country currently benefits from strong economic growth and enjoys current account and fiscal surpluses.

We viewed the leveraged loan market favorably but, given the current credit environment, we continued to take a defensive credit stance in positioning our loan portfolio. In 2005 the loan market continued to demonstrate many positive characteristics that we think make the asset class attractive. Market liquidity was better than it had ever been, investor appetite remained strong and many high quality deals came to market. Strong investor demand, however, also allowed many deals to be structured with aggressive leverage levels. It is this environment and market dynamic that led us to avoid credits we felt were too aggressively leveraged or did not have a sound credit profile. We did not feel that 2005 was the appropriate time to be reaching for yield or become involved with what we considered to be marginal credits.

We continued to avoid most automotive related companies, even though many are trading at distressed levels. We also avoided many small loans that were supporting leveraged buyouts as we felt that market liquidity could be challenged if the credit experienced any negative events. Instead, we focused on adding higher quality new-issue loans at par.

We also continued to avoid the vast majority of second lien loans. At current trading levels, we did not believe that most second lien loans compensated investors for the risk these credits pose over a credit cycle.

HOW DID THE FUND PERFORM?

Fund performance results, as well as the performance of a comparative benchmark, are shown in the accompanying table.

TOTAL RETURNS ON NET ASSET VALUE
For the 12-months ended December 31, 2005

JDD                                                          10.21%
--------------------------------------------------------------------------------
Comparative Benchmark1                                        9.68%
--------------------------------------------------------------------------------

Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that a shareholder may have to pay on Fund distributions or upon the sale of Fund shares.

See the Performance Overview Page for additional information.



Our common equity investments in the energy sector performed very well in 2005 due to strong fundamentals, attractive valuations, and the rise in crude prices during the year (and the expectation that these relatively high prices would be sustainable). Corporate activity also contributed to this sector's returns as our holding of Unocal Corp. was acquired by Chevron Corp., and Kerr-McGee Corporation began a major restructuring


1 Comparative benchmark performance is a blended return consisting of: 1) 18.75% of the return of the Russell 3000 Value Index, which measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values, 2) 6.25% of the return of the MSCI EAFE ex-Japan Value Index, a capitalization-weighted index that selects the lower 50% of the price-to-book ranked value stocks traded in the developed markets of Europe, Asia and the Far East, excluding Japan, 3) 25% of the return of the Dow Jones Wilshire Real Estate Securities Index, an unmanaged, market-capitalization-weighted index comprised of publicly traded REITs and real estate companies, 4) 25% of the return of the JP Morgan EMBI Global Diversified Index, which tracks total returns for U.S.-dollar-denominated debt instruments issued by emerging markets sovereign and quasi-sovereign entities, and 5) 25% of the return of the CSFB Leveraged Loan Index, which consists of approximately $150 billion of tradable term loans with at least one year to maturity and rated BBB or lower. Index returns do not include the effects of any sales charges or management fees. It is not possible to invest directly in an index.

initiative to increase shareholder value through the monetization of assets, paying down debt, and buying back stock.

Our common stock holdings in the tobacco industry, such as Altria Group Inc. (parent of Philip Morris) and Loews Corp.- Carolina Group, also contributed positive returns. Tobacco stocks continued to benefit from an improving litigation environment.

Rio Tinto Plc, an Australian-based mining firm, outperformed due to strength in copper prices and the positive outlook for iron ore prices in 2006. These two segments account for roughly 70% of Rio Tinto's earnings. Strong global economic growth, especially in China, has led to an increase in the demand for most industrial commodities, including aluminum, copper, steel, and iron ore.

In the insurance industry, our common stock investment in Hartford Financial Services appreciated on strong sales of the company's annuity products, particularly in Japan, because of their favorable tax treatment and the lack of attractive retirement savings alternatives in that country. Insurance broker Aon Corporation also appreciated as new management and structural changes have yielded improvements in top-line growth and operating margins. Lastly, Korea Electric Power Corporation posted a strong gain due to its very attractive valuation and the favorable performance of Korean stocks in 2005.

At the same time, several of our common stock investments in the financial services sector underperformed as rising short-term interest rates and a persistently flat yield curve for much of the year put pressure on net interest margins and the outlook for company fundamentals. Shares of Fannie Mae were also impacted as the company was forced to reduce its retained portfolio in order to meet new surplus capital requirements mandated by its government regulator. Our investments in International Paper Company and Packaging Corp. of America declined as rising containerboard inventories put pressure on earnings and margins, although industry fundamentals have improved more recently due to a combination of stronger demand, higher operating rates, and shuttered capacity in North America. Albertson's Inc. disappointed investors because management was unable to complete a much-anticipated sale of the company, and telecommunication stocks declined due to concerns of increased competition from cable operators and VoiP, as well as pricing pressures in wireless services. Our position in Telecom Italia Spa was also negatively impacted by weakness of the Italian lira relative to the dollar.

In the real estate portion of the portfolio, we favored companies with high quality management teams, strong balance sheets and potential for price appreciation generally situated in urban markets characterized by high barriers-to-entry. In each case, we sought real estate securities that were priced at a discount to our long-term discounted cash flow valuation analysis. As noted earlier, we owned five major M&A targets that experienced significant price appreciation during the year, which benefited the portfolio's performance.

In its emerging markets sovereign debt sleeve, the Fund benefited from strong country selection within Emerging Europe, Asia and Latin America. Decisions during the year to overweight Brazil and the Philippines and to underweight Hungary, China, Thailand and Pakistan all contributed to positive performance from this asset class. The selection of specific securities within Colombia, Ecuador and Panama also added to the overall return.

Conversely, specific securities from Russia, South Africa and Mexico proved detrimental to overall performance, and our allocation to Malaysia underperformed lower rated high yielding credits.

Given the relatively conservative nature of our senior loan portfolio, the positions we held during the course of 2005 delivered returns generally consistent with their coupons.

Distribution and Share Price
       INFORMATION



In addition to owning preferred stocks, the Fund has issued its own preferred shares, called FundPreferredTM. FundPreferred provides a degree of financial leverage that can enhance the Fund's returns and supplement the income available to pay common shareholder distributions, but also can increase share price volatility. This leveraging strategy provided incremental income and helped enhance shareholder distributions over this reporting period.

The Fund has a managed distribution policy designed to provide relatively stable monthly cash flow to investors. The Fund raised its monthly distribution once to $0.1075 per share over the course of 2005. (In January 2006, after the close of this reporting period, the Fund announced another increase in its monthly distribution to $0.11 per share.)

Under its managed distribution policy, the Fund pays monthly distributions that are derived from a variety of sources for income tax reporting purposes. These may include ordinary income, net realized capital gains, and, under certain circumstances, a return of capital. Every month, the Fund prepares an estimate of the sources for tax purposes of that month's distribution, and then posts that estimate on the Nuveen Funds' website at www.nuveen.com/etf. The final determination of the tax characteristics of all of a calendar year's distributions are made after December 31 each year, and this information is then reported on Form 1099-DIV early in the following year. The final tax characterization of distributions may vary from the estimates provided monthly throughout the course of the year. At the end of 2005, 54.96% of the Fund's monthly distributions to Common shareholders represented ordinary income, and 45.04% represented net realized long-term capital gains. In addition, these final tax characteristics of distributions likely will vary from the sources identified in the Fund's financial statements, because the rules governing determination of tax characteristics of distributions differ in many respects from generally accepted accounting principles.

As of December 31, 2005, the Fund was trading at a -3.14% discount to its net asset value. This discount was less than the average -7.82% discount the Fund exhibited over the course of the entire reporting period.

Nuveen Diversified Dividend and Income Fund
JDD

Performance
      OVERVIEW As of December 31, 2005


Pie Chart:
PORTFOLIO ALLOCATION
(as a % of total investments)
Real Estate Investment Trust Common Stocks
  and $25 Par (or similar) Securities                              28.2%
Common Stocks                                                      25.5%
Emerging Markets Sovereign Debt and Foreign Corporate Bonds        23.1%
Variable Rate Senior Loan Interests                                18.1%
Corporate Bonds                                                     2.5%
Short-Term Investments                                              1.6%
Convertible Bonds                                                   1.0%

Bar Chart:
2005 MONTHLY DISTRIBUTIONS PER SHARE
Jan                           0.1025
Feb                           0.1025
Mar                           0.1025
Apr                           0.1025
May                           0.1025
Jun                           0.1025
Jul                           0.1025
Aug                           0.1025
Sep                           0.1075
Oct                           0.1075
Nov                           0.1075
Dec                           0.1075

Line Chart:
SHARE PRICE PERFORMANCE
Weekly Closing Price
Past performance is not predictive of future results.
1/01/05                       15.52
                              15.55
                              15.27
                              15.3
                              15.5
                              15.42
                              15.48
                              15.35
                              15.39
                              15.36
                              15.33
                              15.25
                              15.25
                              15.23
                              15.2
                              15.13
                              15.02
                              15.1
                              15.19
                              15.24
                              15.23
                              15.24
                              15.42
                              15.72
                              15.72
                              15.72
                              15.76
                              15.8
                              15.49
                              15.39
                              15.4
                              15.37
                              15.48
                              15.27
                              15.1
                              15.28
                              15.4
                              15.5
                              15.52
                              15.7
                              15.66
                              15.67
                              15.71
                              15.69
                              15.58
                              15.5
                              15.39
                              15.3
                              15.05
                              14.81
                              14.38
                              14.42
                              14.46
                              14.36
                              14.31
                              13.84
                              14.1
                              13.93
                              14.1
                              14.38
                              14.33
                              14.4
                              14.53
                              14.41
                              14.67
                              14.41
                              14.33
                              14.39
                              14.54
                              14.2
                              14.2
                              14.09
                              14.22
                              14.41
                              14.47
                              14.56
                              14.6
                              14.34
                              14.48
                              14.6
                              14.71
                              14.88
                              14.88
                              14.86
                              14.84
                              14.96
                              15.09
                              15.15
                              15.19
                              15.13
                              15.02
                              14.98
                              14.72
                              14.78
                              14.81
                              14.87
                              14.97
                              15.11
                              15.14
                              15.1
                              15.01
                              15.17
                              15.14
                              15.06
                              15.15
                              15.22
                              15.31
                              15.22
                              15.3
                              15.2
                              15.25
                              15.41
                              15.14
                              15.22
                              15.15
                              15.35
                              15.33
                              15.22
                              15.23
                              15.15
                              15.16
                              15.21
                              15.2
                              15.3
                              15.29
                              15.22
                              15.27
                              15.33
                              15.48
                              15.65
                              15.53
                              15.58
                              15.6
                              15.44
                              15.45
                              15.77
                              15.72
                              15.64
                              15.67
                              15.56
                              15.66
                              15.65
                              15.94
                              15.99
                              16
                              16
                              16
                              16.05
                              16.14
                              16.16
                              16.16
                              16.2
                              15.93
                              15.79
                              15.9
                              15.86
                              15.8
                              15.71
                              15.77
                              15.86
                              15.88
                              16
                              15.94
                              15.99
                              15.93
                              15.65
                              15.53
                              15.44
                              15.43
                              15.59
                              15.84
                              15.9
                              16.12
                              16.23
                              16.12
                              16.24
                              16.39
                              16.19
                              16.05
                              15.95
                              15.92
                              15.9
                              15.94
                              15.8
                              15.72
                              15.76
                              15.74
                              15.68
                              15.77
                              15.95
                              15.82
                              16.03
                              16.1
                              16
                              15.83
                              16.05
                              16.08
                              16.08
                              15.7
                              15.35
                              15.24
                              15.1
                              15
                              14.94
                              14.72
                              14.84
                              15.11
                              15.11
                              15
                              15.06
                              15.12
                              15.49
                              15.32
                              15.49
                              15.54
                              15.75
                              15.7
                              15.82
                              15.9
                              15.92
                              15.55
                              15.5
                              15.54
                              15.62
                              15.48
                              15.71
                              15.56
                              15.45
                              15.45
                              15.64
                              15.9
                              15.82
                              16.05
                              16.04
                              15.9
                              15.93
                              16.15
                              16.02
                              16.1
                              16.05
                              16.24
                              16.05
                              16
                              16.05
                              16.12
                              15.8
                              15.9
                              16.03
                              15.87
                              16.03
                              15.9
                              16.01
                              16.24
                              16.35
12/31/05                      16.35

FUND SNAPSHOT
------------------------------------
Common Share Price            $16.35
------------------------------------
Common Share Net Asset Value  $16.88
------------------------------------
Premium/(Discount) to NAV     -3.14%
------------------------------------
Market Yield1                  7.89%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $340,113
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/03)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
1-Year         16.36%        10.21%
------------------------------------
Since
Inception      13.39%        16.75%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Real Estate                    29.1%
------------------------------------
Sovereign Debt                 23.1%
------------------------------------
Media                           4.4%
------------------------------------
Metals & Mining                 3.4%
------------------------------------
Diversified Telecommunication
  Services                      3.4%
------------------------------------
Oil, Gas & Consumable Fuels     3.2%
------------------------------------
Hotels, Restaurants & Leisure   2.9%
------------------------------------
Aerospace & Defense             2.8%
------------------------------------
Tobacco                         2.5%
------------------------------------
Household Durables              2.1%
------------------------------------
Containers & Packaging          1.8%
------------------------------------
Diversified Financial Services  1.8%
------------------------------------
Thrifts & Mortgage Finance      1.7%
------------------------------------
Commercial Services & Supplies  1.5%
------------------------------------
Short-Term Investments          1.6%
------------------------------------
Other                          14.7%
------------------------------------

REAL ESTATE INVESTMENT TRUST
TOP FIVE SUB-INDUSTRIES
(as a % of total investments)
------------------------------------
Office Property                10.6%
------------------------------------
Apartments                      6.2%
------------------------------------
Shopping Center                 3.0%
------------------------------------
Storage                         1.9%
------------------------------------
Health Care                     1.9%
------------------------------------

EMERGING MARKETS SOVEREIGN DEBT
AND FOREIGN CORPORATE BONDS
TOP FIVE COUNTRIES
(as a % of total investments)
------------------------------------
Mexico                          1.7%
------------------------------------
Malaysia                        1.6%
------------------------------------
Russian Federation              1.5%
------------------------------------
Argentina                       1.4%
------------------------------------
Brazil                          1.3%
------------------------------------

1 Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Shareholder
        MEETING REPORT

Approval of the new investment management agreement and sub-advisory agreements were the proposals voted upon at the July 26, 2005, shareholder meeting held at The Northern Trust Bank.

Approval of the Board Members was the proposal voted upon at the November 15, 2005, shareholder meeting held at the offices of Nuveen Investments.

                                                                                                                           JDD
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW INVESTMENT MANAGEMENT AGREEMENT WAS
REACHED AS FOLLOWS:
                                                                                                                         Common and
                                                                                                                   Preferred shares
                                                                                                                    voting together
                                                                                                                         as a class
====================================================================================================================================
   For                                                                                                                   19,523,599
   Against                                                                                                                  161,934
   Abstain                                                                                                                  180,589
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                 19,866,122
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND NQW INVESTMENT MANAGEMENT COMPANY, LLC WAS
REACHED AS FOLLOWS:
                                                                                                                         Common and
                                                                                                                   Preferred shares
                                                                                                                    voting together
                                                                                                                         as a class
====================================================================================================================================
   For                                                                                                                   19,530,651
   Against                                                                                                                  163,388
   Abstain                                                                                                                  172,083
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                 19,866,122
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SECURITY CAPITAL RESEARCH & MANAGEMENT INCORPORATED
WAS REACHED AS FOLLOWS:
                                                                                                                         Common and
                                                                                                                   Preferred shares
                                                                                                                    voting together
                                                                                                                         as a class
====================================================================================================================================
   For                                                                                                                   19,547,000
   Against                                                                                                                  158,986
   Abstain                                                                                                                  160,136
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                 19,866,122
====================================================================================================================================

                                                                                                                           JDD
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND SYMPHONY ASSET MANAGEMENT LLC WAS REACHED
AS FOLLOWS:
                                                                                                                         Common and
                                                                                                                   Preferred shares
                                                                                                                    voting together
                                                                                                                         as a class
====================================================================================================================================
   For                                                                                                                   19,536,115
   Against                                                                                                                  165,415
   Abstain                                                                                                                  164,592
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                 19,866,122
====================================================================================================================================
APPROVAL OF THE NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
MANAGEMENT AND WELLINGTON MANAGEMENT COMPANY, LLP
WAS REACHED AS FOLLOWS:
                                                                                                                         Common and
                                                                                                                   Preferred shares
                                                                                                                    voting together
                                                                                                                         as a class
====================================================================================================================================
   For                                                                                                                   19,543,735
   Against                                                                                                                  165,202
   Abstain                                                                                                                  157,185
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                                                                 19,866,122
====================================================================================================================================

Report of
   INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM



THE BOARD OF TRUSTEES AND SHAREHOLDERS
NUVEEN DIVERSIFIED DIVIDEND AND INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Diversified Dividend and Income Fund as of December 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the statement of cash flows for the year then ended, and the financial highlights for the each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian, selling or agent banks and brokers or by other appropriate auditing procedures where replies from selling or agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Diversified Dividend and Income Fund at December 31, 2005, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, cash flows for the year then ended, and its financial highlights for the each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.


                                                               Ernst & Young LLP


Chicago, Illinois
February 14, 2006

                        Nuveen Diversified Dividend and Income Fund (JDD)
                        Portfolio of
                                INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 34.5% (25.5% OF TOTAL INVESTMENTS)


                AEROSPACE & DEFENSE - 1.9%

       50,000   Lockheed Martin Corporation                                                                           $   3,181,500
       85,000   Raytheon Company                                                                                          3,412,750
------------------------------------------------------------------------------------------------------------------------------------

                Total Aerospace & Defense                                                                                 6,594,250
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL BANKS - 1.9%

       69,200   Bank of America Corporation                                                                               3,193,580
       65,000   Wachovia Corporation                                                                                      3,435,900
------------------------------------------------------------------------------------------------------------------------------------

                Total Commercial Banks                                                                                    6,629,480
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 1.3%

      105,000   Pitney Bowes Inc.                                                                                         4,436,250
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 1.0%

      146,300   Packaging Corp. of America                                                                                3,357,585
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED FINANCIAL SERVICES - 2.4%

      100,000   Citigroup Inc.                                                                                            4,853,000
       85,000   JPMorgan Chase & Co.                                                                                      3,373,650
------------------------------------------------------------------------------------------------------------------------------------

                Total Diversified Financial Services                                                                      8,226,650
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 4.1%

      175,500   AT&T Inc.                                                                                                 4,297,995
       90,000   KT Corporation, Sponsored ADR                                                                             1,939,500
      135,000   Sprint Nextel Corporation                                                                                 3,153,600
       52,500   Telecom Italia S.p.A., Sponsored ADR                                                                      1,533,525
       90,600   Verizon Communications Inc.                                                                               2,728,872
------------------------------------------------------------------------------------------------------------------------------------

                Total Diversified Telecommunication Services                                                             13,653,492
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRIC UTILITIES - 1.5%

       93,000   EDP - Energias de Portugal, S.A., Sponsored ADR                                                           2,870,910
      118,000   Korea Electric Power Corporation (KEPCO), Sponsored ADR                                                   2,299,820
------------------------------------------------------------------------------------------------------------------------------------

                Total Electric Utilities                                                                                  5,170,730
------------------------------------------------------------------------------------------------------------------------------------


                FOOD & STAPLES RETAILING - 0.8%

       66,700   Albertson's, Inc.                                                                                         1,424,045
       60,812   J. Sainsbury plc, Sponsored ADR                                                                           1,310,499
------------------------------------------------------------------------------------------------------------------------------------

                Total Food & Staples Retailing                                                                            2,734,544
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD DURABLES - 0.8%

      112,000   Newell Rubbermaid Inc.                                                                                    2,663,360
------------------------------------------------------------------------------------------------------------------------------------


                HOUSEHOLD PRODUCTS - 1.3%

       73,000   Kimberly-Clark Corporation                                                                                4,354,450
------------------------------------------------------------------------------------------------------------------------------------


                INSURANCE - 1.5%

       73,900   Aon Corporation                                                                                           2,656,705
       30,000   Hartford Financial Services Group, Inc.                                                                   2,576,700
------------------------------------------------------------------------------------------------------------------------------------

                Total Insurance                                                                                           5,233,405
------------------------------------------------------------------------------------------------------------------------------------


                                       17

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                              Portfolio of INVESTMENTS December 31, 2005
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                MEDIA - 0.5%

       48,900   Dow Jones & Company, Inc.                                                                             $   1,735,461
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 2.8%

      146,000   Alumina Limited, Sponsored ADR                                                                            3,187,180
       33,000   POSCO, ADR                                                                                                1,633,830
       26,500   Rio Tinto plc, Sponsored ADR                                                                              4,843,935
------------------------------------------------------------------------------------------------------------------------------------

                Total Metals & Mining                                                                                     9,664,945
------------------------------------------------------------------------------------------------------------------------------------


                MULTI-UTILITIES - 1.1%

       25,000   Dominion Resources, Inc.                                                                                  1,930,000
       82,800   United Utilities plc, Sponsored ADR                                                                       1,930,896
------------------------------------------------------------------------------------------------------------------------------------

                Total Multi-Utilities                                                                                     3,860,896
------------------------------------------------------------------------------------------------------------------------------------


                OIL, GAS & CONSUMABLE FUELS - 3.8%

       33,000   ChevronTexaco Corporation                                                                                 1,873,410
       41,800   ConocoPhillips                                                                                            2,431,924
       23,000   Eni S.p.A., Sponsored ADR                                                                                 3,207,580
       14,605   Kerr-McGee Corporation                                                                                    1,327,010
       30,000   Total SA, Sponsored ADR                                                                                   3,792,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Oil, Gas, & Consumable Fuels                                                                       12,631,924
------------------------------------------------------------------------------------------------------------------------------------


                PAPER & FOREST PRODUCTS - 1.0%

      105,500   International Paper Company                                                                               3,545,855
------------------------------------------------------------------------------------------------------------------------------------


                PHARMACEUTICALS - 1.0%

      110,000   Merck & Co. Inc.                                                                                          3,499,100
------------------------------------------------------------------------------------------------------------------------------------


                THRIFTS & MORTGAGE FINANCE - 1.1%

       94,100   IndyMac Bancorp, Inc.                                                                                     3,671,782
------------------------------------------------------------------------------------------------------------------------------------


                TOBACCO - 3.5%

       88,200   Altria Group, Inc.                                                                                        6,590,304
      113,000   Loews Corp. - Carolina Group                                                                              4,970,870
------------------------------------------------------------------------------------------------------------------------------------

                Total Tobacco                                                                                            11,561,174
------------------------------------------------------------------------------------------------------------------------------------


                U.S.AGENCY - 1.2%

       81,600   Fannie Mae                                                                                                3,982,896
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $93,310,695)                                                                  117,208,229
                ====================================================================================================================


                REAL ESTATE INVESTMENT TRUST COMMON STOCKS - 36.9% (27.4% OF TOTAL INVESTMENTS)


                APARTMENTS - 7.3%

       87,900   AMLI Residential Properties Trust                                                                         3,344,595
      114,900   Archstone-Smith Trust                                                                                     4,813,161
       57,500   AvalonBay Communities, Inc.                                                                               5,131,875
       86,200   Camden Property Trust                                                                                     4,992,704
      164,400   Post Properties, Inc.                                                                                     6,567,780
------------------------------------------------------------------------------------------------------------------------------------

                Total Apartments                                                                                         24,850,115
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED - 1.5%

      325,000   Newkirk Realty Trust Inc.                                                                                 5,037,500
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 2.5%

      166,000   Nationwide Health Properties, Inc.                                                                        3,552,400
      293,800   Senior Housing Properties Trust                                                                           4,968,158
------------------------------------------------------------------------------------------------------------------------------------

                Total Health Care                                                                                         8,520,558
------------------------------------------------------------------------------------------------------------------------------------


                                       18

       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTELS - 2.1%

      350,000   DiamondRock Hospitality Company                                                                       $   4,186,000
      338,736   Hersha Hospitality Trust                                                                                  3,052,011
------------------------------------------------------------------------------------------------------------------------------------

                Total Hotels                                                                                              7,238,011
------------------------------------------------------------------------------------------------------------------------------------


                OFFICE PROPERTY - 14.4%

      180,300   Arden Realty, Inc.                                                                                        8,082,847
      200,300   Brandywine Realty Trust                                                                                   5,590,373
      219,100   Equity Office Properties Trust                                                                            6,645,303
      192,000   Glenborough Realty Trust Incorporated                                                                     3,475,200
      435,600   HRPT Properties Trust                                                                                     4,508,460
      158,900   Mack-Cali Realty Corporation                                                                              6,864,480
      146,800   Maguire Properties, Inc.                                                                                  4,536,120
      115,400   Reckson Associates Realty Corporation                                                                     4,152,092
      416,000   Republic Property Trust                                                                                   4,992,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Office Property                                                                                    48,846,875
------------------------------------------------------------------------------------------------------------------------------------


                MORTGAGE - 0.8%

       45,000   American Home Mortgage Investment Corp.                                                                   1,465,650
      220,000   MFA Mortgage Investments, Inc.                                                                            1,254,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Mortgage                                                                                            2,719,650
------------------------------------------------------------------------------------------------------------------------------------


                REGIONAL MALLS - 1.7%

       49,900   Macerich Company                                                                                          3,350,286
       32,400   Simon Property Group, Inc.                                                                                2,482,812
------------------------------------------------------------------------------------------------------------------------------------

                Total Regional Malls                                                                                      5,833,098
------------------------------------------------------------------------------------------------------------------------------------


                STORAGE - 2.5%

       90,700   Shurgard Storage Centers, Inc., Class A                                                                   5,143,597
      165,800   U-Store-It Trust                                                                                          3,490,090
------------------------------------------------------------------------------------------------------------------------------------

                Total Storage                                                                                             8,633,687
------------------------------------------------------------------------------------------------------------------------------------


                SHOPPING CENTER - 4.1%

      252,900   Cedar Shopping Centers Inc.                                                                               3,558,303
       73,500   Federal Realty Investment Trust                                                                           4,457,775
      221,000   Kite Realty Group Trust                                                                                   3,418,870
      107,100   New Plan Excel Realty Trust                                                                               2,482,578
------------------------------------------------------------------------------------------------------------------------------------

                Total Shopping Center                                                                                    13,917,526
------------------------------------------------------------------------------------------------------------------------------------

                Total Real Estate Investment Trust Common Stocks (cost $100,348,296)                                    125,597,020
                ====================================================================================================================
       SHARES   DESCRIPTION(1)                                                  COUPON                    RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                REAL ESTATE INVESTMENT TRUST $25 PAR (OR SIMILAR) SECURITIES - 1.1% (0.8% OF TOTAL INVESTMENTS)

                APARTMENTS - 1.1%

      150,000   Apartment Investment & Management Company, Series U             7.750%                       Ba3          3,726,000
------------------------------------------------------------------------------------------------------------------------------------

                Total Real Estate Investment Trust $25 Par (or similar) Securities (cost $3,750,000)                      3,726,000
                ====================================================================================================================
                                                                              WEIGHTED
    PRINCIPAL                                                                  AVERAGE
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON    MATURITY(3)     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                VARIABLE RATE SENIOR LOAN INTERESTS(2) - 24.4% (18.1% OF TOTAL INVESTMENTS)

                AEROSPACE & DEFENSE - 1.8%

$       2,467   Hexcel Corporation, Term Loan B                                 5.926%        3/01/12         B2          2,491,333
        1,879   K&F Industries, Inc., Term Loan B                               6.570%       11/18/12         B2          1,901,776
        1,621   Vought Aircraft Industries, Inc., Term Loan                     6.890%       12/22/11         B+          1,638,996
          364   Vought Aircraft Industries, Inc., Tranche B, Letter of Credit   6.364%       12/22/10         B+            368,125
------------------------------------------------------------------------------------------------------------------------------------

        6,331   Total Aerospace & Defense                                                                                 6,400,230
------------------------------------------------------------------------------------------------------------------------------------


                                       19

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
                                                                              WEIGHTED
    PRINCIPAL                                                                  AVERAGE
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON    MATURITY(3)     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                AUTO COMPONENTS - 1.8%

$       2,500   Federal-Mogul Corporation, Term Loan A, (5)                     6.640%        2/24/04        N/R      $   2,317,708
        1,883   Gen Tek Inc., Term Loan B                                       7.070%        2/28/11         B2          1,896,439
        1,217   Tenneco Automotive Inc., Term Loan B                            6.630%       12/12/10         B+          1,237,859
          534   Tenneco Automotive Inc., Term Loan B-1                          2.250%       12/12/10         B+            543,769
------------------------------------------------------------------------------------------------------------------------------------

        6,134   Total Auto Components                                                                                     5,995,775
------------------------------------------------------------------------------------------------------------------------------------


                BUILDING PRODUCTS - 1.2%

        1,975   Nortek, Inc., Term Loan B                                       6.948%        8/27/11          B          1,994,997
          992   Stile Acquisition Corp. Canadien Term Loan                      5.672%        4/08/13         B2            982,927
          993   Stile Acquisition Corp. Term Loan B                             6.211%        4/05/13         B2            984,601
------------------------------------------------------------------------------------------------------------------------------------

        3,960   Total Building Products                                                                                   3,962,525
------------------------------------------------------------------------------------------------------------------------------------


                CHEMICALS - 0.9%

        1,000   Brenntag Holdings, Term Loan, WI/DD                                TBD            TBD         B-          1,013,542
        1,990   Rockwood Specialties Group, Inc., Term Loan E                   6.466%       12/13/13         B+          2,013,786
------------------------------------------------------------------------------------------------------------------------------------

        2,990   Total Chemicals                                                                                           3,027,328
------------------------------------------------------------------------------------------------------------------------------------


                COMMERCIAL SERVICES & SUPPLIES - 0.7%

          669   Allied Waste North America, Inc., Letter of Credit              3.340%        1/15/12         B1            673,286
        1,723   Allied Waste North America, Inc., Term Loan B                   6.180%        1/15/12         B1          1,734,286
------------------------------------------------------------------------------------------------------------------------------------

        2,392   Total Commercial Services & Supplies                                                                      2,407,572
------------------------------------------------------------------------------------------------------------------------------------


                CONTAINERS & PACKAGING - 1.5%

        2,970   Graham Packaging Company, L.P., Term Loan B                     6.731%       10/07/11          B          3,008,286
          175   Smurfit-Stone Container Corporation,                            2.100%       11/01/11         B+            176,488
                  Deposit-Funded Commitment
        1,257   Smurfit-Stone Container Corporation, Term Loan B                6.444%       11/01/11         B+          1,269,686
          426   Smurfit-Stone Container Corporation, Term Loan C                6.438%       11/01/11         B+            430,733
          133   Smurfit-Stone Container Corporation,                               TBD            TBD         B+            134,820
                  Tranche C-1, WI/DD
------------------------------------------------------------------------------------------------------------------------------------

        4,961   Total Containers & Packaging                                                                              5,020,013
------------------------------------------------------------------------------------------------------------------------------------


                DIVERSIFIED TELECOMMUNICATION SERVICES - 0.6%

        1,985   Intelsat, Ltd., Term Loan B                                     5.813%        7/06/11          B          2,006,092
------------------------------------------------------------------------------------------------------------------------------------


                ELECTRICAL EQUIPMENT - 0.6%

        1,626   Sensus Metering Systems Inc., Term Loan B-1                     6.448%       12/17/10         B2          1,645,397
          254   Sensus Metering Systems Inc., Term Loan B-2                     6.444%       12/17/10         B2            256,708
------------------------------------------------------------------------------------------------------------------------------------

        1,880   Total Electrical Equipment                                                                                1,902,105
------------------------------------------------------------------------------------------------------------------------------------


                FOOD PRODUCTS - 0.9%

        2,926   Michael Foods, Inc., Term Loan B                                6.659%       11/21/10         B+          2,966,594
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%

          877   Kinetic Concepts, Inc., Term Loan B-2                           6.280%        8/11/10        Ba3            885,935
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE PROVIDERS & SERVICES - 1.8%

        1,955   Beverly Enterprises, Inc., Term Loan B                          6.628%       10/22/08        Ba3          1,961,109
        1,917   Davita Inc., Term Loan B                                        6.737%       10/05/12         B1          1,944,851
        2,117   LifePoint Hospitals Holdings, Inc., Term Loan B                 6.185%        4/15/12        Ba3          2,132,354
------------------------------------------------------------------------------------------------------------------------------------

        5,989   Total Health Care Providers & Services                                                                    6,038,314
------------------------------------------------------------------------------------------------------------------------------------


                HOTELS, RESTAURANTS & LEISURE - 2.6%

        2,000   24 Hour Fitness Worldwide, Inc., Term Loan B                    6.780%        6/08/12          B          2,028,334
        1,990   Burger King Corporation, Term Loan B                            6.313%        6/30/12         B+          2,016,275
          513   Venetian Casino Resort, LLC, Delayed Draw,                      6.280%        6/15/11         B1            516,747
                  Term Loan
        2,487   Venetian Casino Resort, LLC, Term Loan                          6.280%        6/16/11         B1          2,506,221
        1,995   Penn National Gaming, Inc., Term Loan B                         6.049%       10/03/12        BB-          2,021,341
------------------------------------------------------------------------------------------------------------------------------------

        8,985   Total Hotels, Restaurants & Leisure                                                                       9,088,918
------------------------------------------------------------------------------------------------------------------------------------


                                       20

                                                                              WEIGHTED
    PRINCIPAL                                                                  AVERAGE
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON    MATURITY(3)     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------

                INSURANCE - 0.4%

$       1,294   Conseco, Inc., Term Loan                                        6.370%        6/22/10         B2      $   1,304,784
------------------------------------------------------------------------------------------------------------------------------------


                IT SERVICES - 1.1%

        1,760   Fidelity National Information Services,                         6.110%        3/09/13        Ba3          1,769,093
                  Term Loan B
        1,990   SunGard Data Systems Inc., Term Loan B                          6.810%        2/11/13         B+          2,005,427
------------------------------------------------------------------------------------------------------------------------------------

        3,750   Total IT Services                                                                                         3,774,520
------------------------------------------------------------------------------------------------------------------------------------


                MEDIA - 5.3%

        1,968   Charter Communications Operating, LLC,                          7.500%        4/07/11          B          1,975,009
                  Term Loan B
        1,401   Dex Media West, LLC, Term Loan B                                6.054%        3/09/10         BB          1,410,337
        1,336   Emmis Operating Company, Term Loan                              6.120%       11/10/11         B+          1,343,862
        1,970   Loews Cineplex Entertainment Corporation,                       6.449%        6/30/11          B          1,982,221
                  Term Loan B
        2,000   Metro-Goldwyn-Mayer Studios, Inc., Term Loan B                  6.780%        4/08/12        N/R          2,015,682
        1,730   R. H. Donnelley Inc., Tranche D                                 6.195%        6/30/11        Ba3          1,740,881
        1,985   Rainbow Media Holdings LLC, Term Loan                           7.188%        3/31/12        Ba3          2,003,113
        1,905   Regal Cinemas Corporation, Term Loan                            6.527%       11/10/10        BB-          1,928,858
        2,000   UPC Financing Partnership, Term Loan H2                         6.804%        9/30/12          B          2,020,535
        1,963   WMG Acquisition Corp., Term Loan                                6.263%        2/28/11         B+          1,985,698
------------------------------------------------------------------------------------------------------------------------------------

       18,258   Total Media                                                                                              18,406,196
------------------------------------------------------------------------------------------------------------------------------------


                METALS & MINING - 0.5%

        1,678   Amsted Industries Incorporated, Term Loan B                     6.677%       10/15/10         B1          1,704,906
------------------------------------------------------------------------------------------------------------------------------------


                MULTILINE RETAIL - 0.3%

        1,000   Neiman Marcus Group Inc., Term Loan                             6.947%        4/06/13         B+          1,009,183
------------------------------------------------------------------------------------------------------------------------------------


                OIL, GAS & CONSUMABLE FUELS - 0.6%

          387   Targa Resources Inc., Synthetic Letter of Credit                4.402%       10/31/12         B+            390,605
        1,609   Targa Resources Inc., Term Loan B                               6.637%       10/31/12         B+          1,623,451
------------------------------------------------------------------------------------------------------------------------------------

        1,996   Total Oil, Gas & Consumable Fuels                                                                         2,014,056
------------------------------------------------------------------------------------------------------------------------------------


                REAL ESTATE - 1.2%

        1,983   General Growth Properties, Inc., Term Loan B                    6.390%       11/12/08        Ba2          1,999,062
        1,960   LNR Property Corporation, Term Loan                             7.268%        2/03/08         B2          1,970,352
------------------------------------------------------------------------------------------------------------------------------------

        3,943   Total Real Estate                                                                                         3,969,414
------------------------------------------------------------------------------------------------------------------------------------


                ROAD & RAIL - 0.3%

          130   Hertz Corporation, Delayed Draw Term Loan, WI/DD                   TBD            TBD        Ba2            132,003
          111   Hertz Corporation, Synthetic Term Loan, WI/DD                      TBD            TBD        Ba2            112,630
          759   Hertz Corporation, Term Loan, WI/DD                                TBD            TBD        Ba2            769,039
------------------------------------------------------------------------------------------------------------------------------------

        1,000   Total Road & Rail                                                                                         1,013,672
------------------------------------------------------------------------------------------------------------------------------------

$      82,329   Total Variable Rate Senior Loan Interests (cost $82,336,179)                                             82,898,132
====================================================================================================================================
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EMERGING MARKETS SOVEREIGN DEBT AND FOREIGN CORPORATE BONDS - 31.2% (23.1% OF TOTAL INVESTMENTS)


                ARGENTINA - 1.8%

$         885   Argentine Beverages Financial Trust, 144A                       7.375%        3/22/12        N/R            893,850
          570   Banco de Galicia y Buenos Aires SA, Reg S                       8.190%        1/01/10        N/R            557,175
        7,350   Republic of Argentina                                           1.330%       12/31/38        N/R          2,443,875
        2,555   Republic of Argentina                                           4.005%        8/03/12         B-          2,013,340
          345   Transportadora de Gas del Sur SA, Reg S                         7.500%       12/15/13       CCC+            338,100
------------------------------------------------------------------------------------------------------------------------------------

       11,705   Total Argentina                                                                                           6,246,340
------------------------------------------------------------------------------------------------------------------------------------


                                       21

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                BRAZIL - 1.8%

$         550   Banco Votorantim SA, 144A                                       6.875%       10/14/15        BB-      $     548,625
          405   Centrais Eletricas Brasileiras S.A., 144A                       7.750%       11/30/15        BB-            414,113
          250   Federative Republic of Brazil                                  12.000%        4/15/10        BB-            304,625
          575   Federative Republic of Brazil                                   8.250%        1/20/34        BB-            611,800
          520   Federative Republic of Brazil                                   8.750%        2/04/25        BB-            575,900
        2,140   Federative Republic of Brazil, DDI                              7.875%        3/07/15        BB-          2,284,450
          800   Federative Republic of Brazil                                   5.188%        4/15/24        BB-            783,040
          390   Vale Overseas Limited                                           8.250%        1/17/34        BBB            450,938
------------------------------------------------------------------------------------------------------------------------------------

        5,630   Total Brazil                                                                                              5,973,491
------------------------------------------------------------------------------------------------------------------------------------


                BULGARIA - 0.4%

        1,100   Republic of Bulgaria, Reg S                                     8.250%        1/15/15        BBB          1,331,110
------------------------------------------------------------------------------------------------------------------------------------


                CHILE - 1.0%

        1,100   Coldelco Inc., 144A                                             4.750%       10/15/14        Aa3          1,067,949
          430   Coldelco Inc., 144A                                             5.500%       10/15/13        Aa3            440,449
          600   Coldelco Inc., Reg S                                            6.375%       11/30/12         A2            647,460
          550   Enersis SA                                                      7.375%        1/15/14       BBB-            592,676
          550   Republic of Chile                                               6.875%        4/28/09          A            582,175
------------------------------------------------------------------------------------------------------------------------------------

        3,230   Total Chile                                                                                               3,330,709
------------------------------------------------------------------------------------------------------------------------------------


                CHINA - 0.2%

          610   China Development Bank                                          5.000%       10/15/15         A2            602,715
------------------------------------------------------------------------------------------------------------------------------------


                COLOMBIA - 0.6%

          350   Republic of Colombia                                           11.750%        2/25/20         BB            485,625
          700   Republic of Colombia                                           10.000%        1/23/12         BB            836,500
          800   Republic of Colombia                                            8.125%        5/21/24         BB            868,000
------------------------------------------------------------------------------------------------------------------------------------

        1,850   Total Colombia                                                                                            2,190,125
------------------------------------------------------------------------------------------------------------------------------------


                DOMINICAN REPUBLIC - 0.5%

        1,489   Dominican Republic, Reg S                                       9.040%        1/23/18          B          1,573,189
------------------------------------------------------------------------------------------------------------------------------------


                ECUADOR - 1.0%

        1,125   Republic of Ecuador 144A                                        9.375%       12/15/15       CCC+          1,054,688
        2,525   Republic of Ecuador, Reg S                                      9.000%        8/15/30       CCC+          2,323,000
------------------------------------------------------------------------------------------------------------------------------------

        3,650   Total Ecuador                                                                                             3,377,688
------------------------------------------------------------------------------------------------------------------------------------


                EL SALVADOR - 0.9%

          750   Republic of El Salvador, Reg S                                  8.500%        7/25/11       Baa3            843,750
        1,080   Republic of El Salvador, Reg S                                  7.750%        1/24/23       Baa3          1,179,900
          850   Republic of El Salvador, 144A                                   7.650%        6/15/35       Baa3            879,750
------------------------------------------------------------------------------------------------------------------------------------

        2,680   Total El Salvador                                                                                         2,903,400
------------------------------------------------------------------------------------------------------------------------------------


                GUATEMALA - 0.3%

          175   Republic of Guatemala, Reg S                                   10.250%       11/08/11        Ba2            209,125
          880   Republic of Guatemala, 144A                                     8.125%       10/06/34        Ba2            963,600
------------------------------------------------------------------------------------------------------------------------------------

        1,055   Total Guatemala                                                                                           1,172,725
------------------------------------------------------------------------------------------------------------------------------------


                HONG KONG - 0.3%

          890   HKSARGovernment, 144A                                           5.125%        8/01/14        AA-            892,965
------------------------------------------------------------------------------------------------------------------------------------


                INDIA - 0.3%

        1,000   VTB Capital SA, 144A                                            7.500%       10/12/11        BBB          1,075,000
------------------------------------------------------------------------------------------------------------------------------------


                                       22

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                INDONESIA - 1.7%

$         390   Adaro Finance B.V., 144A                                        8.500%       12/08/10        Ba3      $     394,875
        2,730   Republic of Indonesia, 144A                                     7.250%        4/20/15         B+          2,815,313
        1,200   Republic of Indonesia, 144A                                     7.500%        1/15/16         B+          1,251,000
        1,100   Republic of Indonesia, 144A                                     8.500%       10/12/35         B+          1,201,750
------------------------------------------------------------------------------------------------------------------------------------

        5,420   Total Indonesia                                                                                           5,662,938
------------------------------------------------------------------------------------------------------------------------------------


                KAZAKHSTAN - 0.5%

          800   Development Bank of Kazakhstan                                  7.375%       11/12/13       Baa2            892,240
          500   Kazkommerts International BV, 144A                              8.000%       11/03/15       Baa2            531,550
          300   Tengizchevroil Finance Company, 144A                            6.124%       11/15/14       BBB-            306,600
------------------------------------------------------------------------------------------------------------------------------------

        1,600   Total Kazakhstan                                                                                          1,730,390
------------------------------------------------------------------------------------------------------------------------------------


                LEBANON - 0.1%

          450   Lebanese Republic, Reg S                                        8.500%        1/19/16         B-            472,500
------------------------------------------------------------------------------------------------------------------------------------


                MALAYSIA - 2.1%

        1,100   Malaysia                                                        8.750%        6/01/09         A-          1,229,920
        2,000   Malaysia                                                        7.500%        7/15/11         A-          2,241,206
        2,725   Petronas Capital Limited, Reg S                                 7.000%        5/22/12         A1          3,014,842
          200   Petronas Capital Limited, Reg S                                 7.875%        5/22/22         A-            250,316
          550   Sarawak International                                           5.500%        8/03/15         A-            538,512
------------------------------------------------------------------------------------------------------------------------------------

        6,575   Total Malaysia                                                                                            7,274,796
------------------------------------------------------------------------------------------------------------------------------------


                MEXICO - 2.2%

          550   America Movil S.A. de C.V.                                      5.500%        3/01/14         A3            544,555
          895   Conproca SA, Reg S                                             12.000%       12/16/10       BBB-          1,069,525
          240   Controladora Comercial Mexicana, 144A                           6.625%        6/01/15       Baa2            245,292
        1,100   Empresa Nacional del Petroleo, 144A                             4.875%        3/15/14          A          1,057,432
        1,200   Pemex Project Funding Master Trust                              8.500%        2/15/08       Baa1          1,279,500
        1,200   Pemex Project Funding Master Trust, 144A                        5.750%       12/15/15       Baa1          1,195,500
          750   Pemex Project Funding Master Trust, Reg S                       6.625%        6/15/35       Baa1            752,812
          275   Petroleos Mexicanos                                             8.850%        9/15/07       Baa1            292,188
          590   Petroleos Mexicanos                                             9.375%       12/02/08       Baa1            654,900
          530   United Mexican States                                           6.625%        3/03/15       Baa1            581,675
          235   United Mexican States                                           6.375%        1/16/13       Baa1            250,275
------------------------------------------------------------------------------------------------------------------------------------

        7,565   Total Mexico                                                                                              7,923,654
------------------------------------------------------------------------------------------------------------------------------------


                PANAMA - 1.3%

        1,400   Republic of Panama                                              9.375%        4/01/29        Ba1          1,767,500
          390   Republic of Panama                                              9.625%        2/08/11        Ba1            457,275
          460   Republic of Panama                                              9.375%        1/16/23        Ba1            578,450
          325   Republic of Panama                                              8.125%        4/28/34        Ba1            364,000
        1,300   Republic of Panana                                              7.125%        1/29/26       Baa1          1,322,750
------------------------------------------------------------------------------------------------------------------------------------

        3,875   Total Panama                                                                                              4,489,975
------------------------------------------------------------------------------------------------------------------------------------


                PERU - 0.7%

        1,348   Republic of Peru                                                5.000%        3/07/17         BB          1,263,281
        1,169   Republic of Peru                                                5.000%        3/07/17         BB          1,124,681
------------------------------------------------------------------------------------------------------------------------------------

        2,517   Total Peru                                                                                                2,387,962
------------------------------------------------------------------------------------------------------------------------------------


                PHILIPINES - 1.7%

          255   Bangko Sentral Pilipinas, Series A                              8.600%        6/15/27        BB-            272,213
          750   National Power Corporation, 144A                                8.630%        8/23/11        BB-            806,945
        1,500   Republic of the Philippines                                     9.375%        1/18/17        BB-          1,725,000
        1,193   Republic of the Philippines                                     8.375%        2/15/11        BB-          1,294,405
        1,445   Republic of the Philippines                                     8.000%        1/15/16        BB-          1,517,250
------------------------------------------------------------------------------------------------------------------------------------

        5,143   Total Philipines                                                                                          5,615,813
------------------------------------------------------------------------------------------------------------------------------------


                                       23

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                POLAND - 0.1%

$         500   Republic of Poland                                              5.250%        1/15/14         A2      $     509,750
------------------------------------------------------------------------------------------------------------------------------------


                QATAR - 0.6%

          373   Ras Laffan Liquefied Natural Gas Company 144A                   3.437%        9/15/09         A-            359,856
          780   Ras Laffan Liquefied Natural Gas Company, Reg S                 3.437%        9/15/09         A-            755,923
          550   State of Qatar, Reg S                                           9.750%        6/15/30         A+            841,665
------------------------------------------------------------------------------------------------------------------------------------

        1,703   Total Qatar                                                                                               1,957,444
------------------------------------------------------------------------------------------------------------------------------------


                RUSSIAN FEDERATION - 2.5%

          500   Aries Vermogensverwaltung GmbH, Russian Federation Sovereign    9.600%       10/25/14       BBB-            647,929
                 Collateralized Debt Obligation, Reg S
          830   GazStream SA, 144A                                              5.625%        7/22/13       Baa1            825,518
        1,500   Russia Federation, Reg S                                        5.000%        3/31/30       BBB-          1,697,070
        2,050   Russia Ministry of Finance                                      3.000%        5/14/08        BBB          1,949,345
          600   Russia Ministry of Finance                                      3.000%        5/14/11       Baa2            535,140
          750   Russian Federation, Reg S                                      11.000%        7/24/18        BBB          1,114,450
          400   Russian Federation, Reg S                                      12.750%        6/24/28        BB+            734,860
          550   UBS Luxembourg SA                                               6.230%        2/11/15       Baa2            555,841
          550   Vedanta Resources PLC, Reg S                                    6.625%        2/22/10        BB+            537,045
------------------------------------------------------------------------------------------------------------------------------------

        7,730   Total Russian Federation                                                                                  8,597,198
------------------------------------------------------------------------------------------------------------------------------------


                SAINT LUCIA - 0.1%

          300   First Citizens Saint Lucia, Reg S                               5.125%        2/14/11         A2            295,683
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH AFRICA - 1.3%

        3,980   Republic of South Africa                                        9.125%        5/19/09       BBB+          4,472,525
------------------------------------------------------------------------------------------------------------------------------------


                SOUTH KOREA - 0.7%

          410   Hanarotelecom Inc., 144A                                        7.000%        2/01/12         BB            404,492
        2,020   Korea Development Bank                                          4.625%        9/16/10          A          1,982,125
------------------------------------------------------------------------------------------------------------------------------------

        2,430   Total South Korea                                                                                         2,386,617
------------------------------------------------------------------------------------------------------------------------------------


                THAILAND - 0.1%

          250   Bangkok Bank Public Company Limited, Reg S                      9.025%        3/15/29       Baa2            318,406
------------------------------------------------------------------------------------------------------------------------------------


                TRINIDAD AND TOBAGO - 1.2%

        2,500   Republic of Serbia, 144A                                        3.750%       11/01/24        BB-          2,237,500
        1,233   Republic of Trinidad and Tobago, Reg S                          9.750%        7/01/20         A-          1,761,994
------------------------------------------------------------------------------------------------------------------------------------

        3,733   Total Trinidad and Tobago                                                                                 3,999,494
------------------------------------------------------------------------------------------------------------------------------------


                TUNISIA - 0.6%

        1,700   Banque Cent de Tunisie                                          7.375%        4/25/12        BBB          1,899,750
------------------------------------------------------------------------------------------------------------------------------------


                TURKEY - 1.1%

          825   Republic of Turkey                                              9.000%        6/30/11        BB-            944,625
          425   Republic of Turkey                                              7.250%        3/15/15        BB-            449,438
        1,875   Republic of Turkey                                              7.375%        2/05/25        BB-          1,945,313
          350   Republic of Turkey                                             11.750%        6/15/10        BB-            430,500
------------------------------------------------------------------------------------------------------------------------------------

        3,475   Total Turkey                                                                                              3,769,876
------------------------------------------------------------------------------------------------------------------------------------


                UKRAINE - 0.4%

          646   Dresdner Bank AG, Ukreximbank Loan Participation Notes          7.750%        9/23/09        Ba2            673,197
          644   Ukraine Government, Reg S                                      11.000%        3/15/07         B1            671,096
------------------------------------------------------------------------------------------------------------------------------------

        1,290   Total Ukraine                                                                                             1,344,293
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY     RATINGS(4)          VALUE
------------------------------------------------------------------------------------------------------------------------------------
                URUGUAY - 1.1%

$         970   Republic of Uruguay                                             9.250%        5/17/17          B      $   1,108,225
        2,150   Republic of Uruguay                                             7.250%        2/15/11          B          2,198,375
          315   Republic of Uruguay                                             7.500%        3/15/15          B            325,238
------------------------------------------------------------------------------------------------------------------------------------

        3,435   Total Uruguay                                                                                             3,631,838
------------------------------------------------------------------------------------------------------------------------------------


                VENEZUELA - 1.1%

          475   Republic of Venezuela                                           9.375%        1/13/34         B+            564,063
          550   Republic of Venezuela                                           8.500%       10/08/14         B+            606,375
           10   Republic of Venezuela                                           9.250%        9/15/27         B+             11,875
        1,935   Republic of Venezuela, Reg S                                    5.375%        8/07/10         B+          1,852,763
          580   Republic of Venezuela, Reg S                                    7.000%       12/01/18         B+            561,150
------------------------------------------------------------------------------------------------------------------------------------

        3,550   Total Venezuela                                                                                           3,596,226
------------------------------------------------------------------------------------------------------------------------------------


                VIETNAM - 0.9%

        2,593   Socialist Republic of Vietnam                                   4.813%        3/14/16        BB-          2,527,914
          595   Socialist Republic of Vietnam, 144A                             6.875%        1/15/16        BB-            621,775
------------------------------------------------------------------------------------------------------------------------------------

        3,188   Total Vietnam                                                                                             3,149,689
------------------------------------------------------------------------------------------------------------------------------------

$     105,298   Total Emerging Markets Sovereign Debt and Foreign Corporate Bonds (cost $101,728,816)                   106,156,274
====================================================================================================================================


                CONVERTIBLE BONDS - 1.3% (1.0% OF TOTAL INVESTMENTS)


                METALS & MINING - 1.3%

$       5,000   Trizec Hahn Corporation                                         3.000%        1/29/21        N/R          4,450,000
------------------------------------------------------------------------------------------------------------------------------------

$       5,000   Total Convertible Bonds (cost $3,653,723)                                                                 4,450,000
====================================================================================================================================


                CORPORATE BONDS - 3.3% (2.5% OF TOTAL INVESTMENTS)


                HOTELS, RESTAURANTS & LEISURE - 1.2%

$       2,000   Aztar Corporation                                               9.000%        8/15/11        Ba3          2,127,500
        2,000   MGM Mirage, Inc.                                                6.750%        8/01/07         BB          2,037,500
------------------------------------------------------------------------------------------------------------------------------------

        4,000   Total Hotels, Restaurants & Leisure                                                                       4,165,000
====================================================================================================================================


                HOUSEHOLD DURABLES - 2.1%

        2,000   D.R. Horton, Inc.                                               7.500%       12/01/07       Baa3          2,086,410
        2,000   KB Home                                                         8.625%       12/15/08        Ba2          2,134,346
        3,000   Standard Pacific Corporation                                    6.500%       10/01/08         BB          2,973,750
------------------------------------------------------------------------------------------------------------------------------------

        7,000   Total Household Durables                                                                                  7,194,506
------------------------------------------------------------------------------------------------------------------------------------

$      11,000   Total Corporate Bonds (cost $11,511,606)                                                                 11,359,506
====================================================================================================================================


                                       25

                        Nuveen Diversified Dividend and Income Fund (JDD) (continued)
                             Portfolio of INVESTMENTS December 31, 2005
    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                  COUPON       MATURITY                         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 2.2% (1.6% OF TOTAL INVESTMENTS)
                Repurchase Agreement with State Street Bank , dated 12/30/05, repurchase price $7,431,255, collateralized by $7,620,000,
$       7,429     U.S. Treasury Notes, 2.500%, due 5/31/06, value $7,581,900    3.250%        1/03/06                 $   7,428,572
=============-----------------------------------------------------------------------------------------------------------------------

                Total Short-Term Investments (cost $7,428,572)                                                            7,428,572
                --------------------------------------------------------------------------------------------------------------------

                Total Investments (cost $404,067,887) - 134.9%                                                          458,823,733
                --------------------------------------------------------------------------------------------------------------------

                Other Assets Less Liabilities - 0.4%                                                                      1,289,737
                --------------------------------------------------------------------------------------------------------------------

                Preferred Shares, at Liquidation Value - (35.3)%                                                       (120,000,000)
                --------------------------------------------------------------------------------------------------------------------

                Net Assets Applicable to Common Shares - 100%                                                          $ 340,113,470
                ====================================================================================================================

                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
                    (2) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks. Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
                    (3) Senior Loans in the Fund's portfolio generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans in the Fund's portfolio may occur. As a result, the actual remaining maturity of Senior Loans held in the Fund's portfolio may be substantially less than the stated maturities shown.
                    (4) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below Baa by Moody's Investor Service, Inc. or BBB by Standard & Poor's Group are considered to be below investment grade.
                    (5) At or subsequent to December 31, 2005, this issue was under the protection of the Federal Bankruptcy Court.
                  WI/DD Investment purchased on a when-issued or delayed delivery basis.
                    DDI Portion of investment purchased on a delayed delivery basis.
                    N/R  Investment is not rated.
                    ADR  American Depositary Receipt.
                   144A Securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
                  Reg S Regulation S allows U.S. companies to sell securities to persons or entities located outside of the U.S. without registering those securities with the Securities and Exchange Commission. Specifically, Reg S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.
                    TBD Senior Loan purchased on a when-issued or delayed delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, Senior Loans typically trade without accrued interest and therefore a weighted average coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final weighted average coupon rate and maturity date.

                                 See accompanying notes to financial statements.

                        Statement of
                            ASSETS AND LIABILITIES December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $404,067,887)                                                                              $458,823,733
Receivables:
   Dividends                                                                                                              1,283,330
   Interest                                                                                                               2,706,323
   Investments sold                                                                                                       1,050,607
   Reclaims                                                                                                                  19,640
Other assets                                                                                                                 11,607
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      463,895,240
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                                                                              452,066
Payable for investments purchased                                                                                         2,930,378
Accrued expenses:
   Management fees                                                                                                          225,501
   Other                                                                                                                    122,362
FundPreferred share dividends payable                                                                                        51,463
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                                   3,781,770
------------------------------------------------------------------------------------------------------------------------------------
FundPreferred shares, at liquidation value                                                                              120,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $340,113,470
====================================================================================================================================
Common shares outstanding                                                                                                20,145,123
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      16.88
====================================================================================================================================


NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    201,451
Paid-in surplus                                                                                                         284,729,686
Undistributed (Over-distribution of) net investment income                                                                  478,675
Accumulated net realized gain (loss) from investments                                                                       (52,188)
Net unrealized appreciation (depreciation) of investments                                                                54,755,846
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $340,113,470
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   FundPreferred shares                                                                                                   Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              OPERATIONS Year Ended December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends (net of foreign tax withheld of $139,170)                                                                    $  7,426,916
Interest (net of foreign tax withheld of $15,018)                                                                        12,598,378
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                $ 20,025,294
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           4,067,774
FundPreferred shares - auction fees                                                                                         297,007
FundPreferred shares - dividend disbursing agent fees                                                                        13,360
Shareholders' servicing agent fees and expenses                                                                                 972
Custodian's fees and expenses                                                                                               174,847
Trustees' fees and expenses                                                                                                  11,386
Professional fees                                                                                                            35,681
Shareholders' reports - printing and mailing expenses                                                                        73,999
Stock exchange listing fees                                                                                                  10,475
Investor relations expense                                                                                                   68,917
Other expenses                                                                                                               25,138
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      4,779,556
   Custodian fee credit                                                                                                        (861)
   Expense reimbursement                                                                                                 (1,459,312)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              3,319,383
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    16,705,911
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                                                                                21,214,600
Change in net unrealized appreciation (depreciation) of investments                                                        (928,498)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                                                                  20,286,102
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                                                                               (1,861,555)
From accumulated net realized gains                                                                                      (1,922,933)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to FundPreferred shareholders                                                                      (3,784,488)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                                       $33,207,525
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CHANGES IN NET ASSETS
                                                                                                         YEAR ENDED      YEAR ENDED
                                                                                                           12/31/05        12/31/04
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                 $  16,705,911    $ 16,226,149
Net realized gain (loss) from investments                                                                21,214,600       9,195,966
Change in net unrealized appreciation (depreciation) of investments                                        (928,498)     35,806,329
Distributions to FundPreferred shareholders:
   From net investment income                                                                            (1,861,555)     (1,200,397)
   From accumulated net realized gains                                                                   (1,922,933)       (601,610)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from operations                        33,207,525      59,426,437
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                                                              (14,320,955)    (16,301,063)
From accumulated net realized gains                                                                     (18,211,404)     (8,284,807)
Tax return of capital                                                                                            --        (187,892)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
   distributions to Common shareholders                                                                 (32,532,359)    (24,773,762)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Offering costs adjustments                                                                                (4,043)             --
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                          --         411,807
FundPreferred shares offering costs adjustments                                                              (4,043)         (4,868)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares from
   capital share transactions                                                                                (8,086)        406,939
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares                                           667,080      35,059,614
Net assets applicable to Common shares at the beginning of year                                         339,446,390     304,386,776
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of year                                              $340,113,470    $339,446,390
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of year                          $    478,675    $ (1,030,538)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                        Statement of
                              CASH FLOWS Year Ended December 31, 2005
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS                                     $  33,207,525
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investment securities                                                                                  (218,095,054)
   Proceeds from the sales of investment securities                                                                     222,881,043
   Proceeds from (Purchases of) short-term investment securities, net                                                    12,120,271
   Amortization/(Accretion) of premiums and discounts, net                                                                  484,613
   (Increase)Decrease in receivable for dividends                                                                           (75,114)
   (Increase) Decrease in receivable for interest                                                                           (58,504)
   (Increase) Decrease in receivable for investments sold                                                                   804,506
   (Increase) Decrease in receivable for reclaims                                                                              (757)
   (Increase) Decrease in other assets                                                                                       (4,582)
   Increase (Decrease) in payable for investments purchased                                                              (3,069,622)
   Increase (Decrease) in accrued management fees                                                                             3,964
   Increase (Decrease) in accrued other liabilities                                                                         (48,204)
   Increase (Decrease) in FundPreferred share dividends payable                                                              29,736
   Net realized (gain) loss from investments                                                                            (21,214,600)
   Net realized (gain) loss from paydowns                                                                                   142,508
   Change in net unrealized (appreciation) depreciation of investments                                                      928,498
   Capital gain and return of capital distributions from investments                                                      4,052,152
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                                                   32,088,379
------------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid to Common shareholders                                                                          (32,532,359)
Common shares offering costs adjustments                                                                                     (4,043)
FundPreferred shares offering costs adjustments                                                                              (4,043)
------------------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                                                  (32,540,445)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                                                            (452,066)
Cash at the beginning of year                                                                                                    --
------------------------------------------------------------------------------------------------------------------------------------
CASH OVERDRAFT AT THE END OF YEAR                                                                                     $    (452,066)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
       FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Diversified Dividend and Income Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JDD." The Fund was organized as a Massachusetts business trust on July 18, 2003.

The Fund seeks to provide high current income and total return by investing primarily in a portfolio of dividend-paying common stocks, securities issued by Real Estate Investment Trusts ("REITs"), debt securities and other non-equity instruments that are issued by, or that are related to, government, government-related and supernational issuers located, or conducting their business, in emerging market countries ("emerging markets sovereign debt and foreign corporate bonds") and senior loans.

Effective January 1, 2005, Nuveen Institutional Advisory Corp. ("NIAC"), the Fund's previous Adviser, and its affiliate, Nuveen Advisory Corp. ("NAC"), were merged into Nuveen Asset Management ("NAM"), each wholly owned subsidiaries of Nuveen Investments, Inc. ("Nuveen"). As a result of the merger, NAM is now the Adviser to all funds previously advised by either NIAC or NAC.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation
Exchange-listed securities are generally valued at the last sales price on the securities exchange on which such securities are primarily traded. Securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the mean of the closing bid and asked prices. Securities traded on Nasdaq are valued at the Nasdaq Official Closing Price. The prices of fixed-income securities and senior loans are generally provided by an pricing service approved by the Fund's Board of Trustees and based on the mean between the bid and asked prices. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Fund, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustee's designee. Short-term investments are valued at amortized cost, which approximates market value.

The senior loans in which the Fund invests are not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other fixed income securities. Consequently, the value of senior loans, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that senior loan.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund maintains liquid assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At December 31, 2005, the Fund had outstanding when-issued and/or delayed delivery commitments of $2,930,378.

Investment Income
Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses on senior loans. Fee income, if any, consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received.

Federal Income Taxes
The Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Notes to
    FINANCIAL STATEMENTS (continued)



Dividends and Distributions to Common Shareholders
Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

The Fund makes monthly cash distributions to Common Shareholders of a stated dollar amount based on the Fund's net investment income, net realized capital gains and/or on net unrealized capital gains in the Fund's portfolio (stated in terms of a fixed cents per Common Share dividend rate) ("Managed Distribution Policy"). The Fund seeks to maintain a stable distribution level, subject to approval and oversight by the Fund's Board of Trustees. Distributions will be made only after paying any accrued dividends or making any redemption or liquidation payments to FundPreferred shares, if any, and interest and required principal payments on borrowings, if any. Under the Managed Distribution Policy, if, for any monthly distribution, net investment income and net realized capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and would be treated by shareholders as a return of capital for tax purposes. The final determination of the source of all distributions for the year are made after the end of the year and are reflected in the accompanying financial statements.

Real Estate Investment Trust ("REIT") distributions received by the Fund are generally comprised of ordinary income, long-term and short-term capital gains, and a return of REIT capital. The actual character of amounts received during the period are not known until after the fiscal year-end. For the fiscal year ended December 31, 2005, the character of distributions to the Fund from the REITs was 46.22% ordinary income, 37.32% long-term and short-term capital gains, and 16.46% return of REIT capital. For the fiscal year ended December 31, 2004, the character of distributions to the Fund from the REITs was 51.30% ordinary income, 28.25% long-term and short-term capital gains, and 20.45% return of REIT capital.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to its receipts from the REITS. If a REIT held in the portfolio of investments did not report the actual character of its distributions during the period, the Fund treated the distributions as ordinary income.

For the fiscal years ended December 31, 2005 and December 31, 2004, the Fund applied the actual character of distributions reported by the REITs in which the Fund invests to the distributions paid to the Fund shareholders.

FundPreferred Shares
The Fund has issued and outstanding 2,400 Series T and 2,400 Series W, FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Derivative Financial Instruments
The Fund may use derivatives or other transactions for the purpose of hedging the portfolio's exposure to common stock risk, high yield credit risk, foreign currency exchange risk and the risk of increases in interest rates. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not engage any such investments during the fiscal year ended December 31, 2005.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES
The Fund did not engage in transactions in its own shares during the fiscal year ended December 31, 2005.

During the fiscal year ended December 31, 2004, 26,242 Common shares were issued to shareholders due to reinvestment of distributions.

3. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the fiscal year ended December 31, 2005, aggregated $218,095,054 and $222,881,043, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, recognition of premium amortization, recognition of income on REIT investments, and timing differences in recognizing certain gains and losses on investment transactions.

At December 31, 2005, the cost of investments was $405,332,340.

The net unrealized appreciation of investments at December 31, 2005, aggregated $53,491,393 of which $59,313,903 related to appreciated securities and $5,822,510 related to depreciated securities.

The tax components of undistributed net ordinary income and net realized gains at December 31, 2005, were as follows:

--------------------------------------------------------------------------------
Undistributed net ordinary income *                                  $1,742,465
Undistributed net long-term capital gains                                    --
================================================================================

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the fiscal years ended December 31, 2005, and December 31, 2004, was designated for purposes of the dividends paid deduction as follows:

2005
--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $20,166,376
Distributions from net long-term capital gains **                    16,120,736
Tax return of capital                                                        --
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
** The Fund designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax period ended December 31, 2005.

2004
--------------------------------------------------------------------------------
Distributions from net ordinary income *                            $22,551,616
Distributions from net long-term capital gains                        3,819,302
Tax return of capital                                                   187,892
================================================================================
* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

Notes to
    FINANCIAL STATEMENTS (continued)



5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all funds assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for the Fund is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                 FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $500 million                                                .7000%
For the next $500 million                                                 .6750
For the next $500 million                                                 .6500
For the next $500 million                                                 .6250
For Managed Assets over $2 billion                                        .6000
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of December 31, 2005, the complex-level fee rate was .1895%.

COMPLEX-LEVEL ASSETS(1)                                   COMPLEX-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $55 billion                                                 .2000%
For the next $1 billion                                                   .1800
For the next $1 billion                                                   .1600
For the next $3 billion                                                   .1425
For the next $3 billion                                                   .1325
For the next $3 billion                                                   .1250
For the next $5 billion                                                   .1200
For the next $5 billion                                                   .1175
For the next $15 billion                                                  .1150
For Managed Assets over $91 billion (2)                                   .1400
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2) With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Symphony Asset Management, LLC ("Symphony") and Wellington Management Company, LLP ("Wellington"). Nuveen owns a controlling interest in NWQ while key management of NWQ owns a non-controlling minority interest. Symphony is an indirect wholly owned subsidiary of Nuveen. NWQ manages the portion of the Fund's investment portfolio allocated to dividend-paying common stocks including American Depositary Receipts ("ADRs"). Security Capital manages the portion of the Fund's investment portfolio allocated to securities issued by real estate companies including REITs. Symphony manages the portion of the Fund's investment portfolio allocated to senior loans. Wellington manages the portion of the Fund's investment portfolio allocated to emerging markets sovereign debt and foreign corporate bonds. NWQ, Security Capital, Symphony and Wellington are compensated for their services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2003*             .32%                      2008            .32%
2004              .32                       2009            .24
2005              .32                       2010            .16
2006              .32                       2011            .08
2007              .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond September 30, 2011.

6. COMMITMENTS
Pursuant to the terms of certain of the variable rate senior loan agreements, the Fund may have unfunded senior loan commitments. The Fund will maintain with its custodian, cash, liquid securities and/or liquid senior loans having an aggregate value at least equal to the amount of unfunded senior loan commitments. At December 31, 2005, there were no such unfunded senior loan commitments.

7. SENIOR LOAN PARTICIPATION COMMITMENTS
With respect to the senior loans held in the Fund's portfolio, the Fund may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or
3) invest in participations. If the Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the Borrower. As such, the Fund not only assumes the credit risk of the Borrower, but also that of the Selling Participant or other persons interpositioned between the Fund and the Borrower. At December 31, 2005, there were no such outstanding participation commitments.

8. ANNOUNCEMENT REGARDING PARENT COMPANY OF ADVISER
In early April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers"), which owned 79% of Nuveen, (A) completed a public offering of a substantial portion of its equity stake in Nuveen, (B) sold Nuveen $200 million of its Nuveen shares, (C) entered into an agreement with Nuveen to sell an additional $400 million of its Nuveen shares on a "forward" basis with payment for and settlement of these shares delayed for several months, and (D) entered into agreements with two unaffiliated investment banking firms to sell an amount equal to most or all of its remaining Nuveen shares for current payment but for future settlement. Transactions (C) and (D) above were settled in late July, which effectively reduced St. Paul Travelers' controlling stake in Nuveen and was deemed an "assignment" (as defined in the 1940 Act) of the investment management agreement between the Fund and the Adviser, which resulted in the automatic termination of the agreement under the 1940 Act. In anticipation of such deemed assignment, the Board of Trustees had approved a new ongoing investment management agreement for the Fund and the submission of the agreement for approval by the Fund's shareholders, which shareholder approval was received prior to the settlement of transactions (C) and (D). The new ongoing management agreement took effect upon such settlement.

9. SUBSEQUENT EVENTS - DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a distribution of $.1100 per Common share which was paid on February 1, 2006, to shareholders of record on January 15, 2006.

                        Financial
                               HIGHLIGHTS

Selected data for a Common share outstanding throughout each period:
                                               Investment Operations                                   Less Distributions
                           ---------------------------------------------------------------- ----------------------------------------
                                                     Distributions   Distributions
                                                          from Net            from                 Net
                Beginning                      Net      Investment         Capital          Investment    Capital
                   Common                Realized/       Income to        Gains to           Income to   Gains to     Tax
                    Share         Net   Unrealized   FundPreferred   FundPreferred              Common     Common   Return
                Net Asset  Investment   Investment          Share-           Share-             Share-     Share-       of
                    Value    Income(a)  Gain (Loss)        holders+        holders+   Total    holders    holders  Capital    Total
====================================================================================================================================
Period Ended 12/31:
2005               $16.85        $.83        $1.00           $(.09)         $(.10)    $1.64     $(.71)      $(.90)    $ --   $(1.61)
2004                15.13         .81         2.23            (.06)          (.03)     2.95      (.81)       (.41)    (.01)   (1.23)
2003(b)             14.33         .18         1.01            (.01)            --      1.18      (.18)       (.02)    (.01)    (.21)
====================================================================================================================================
                                                                    Total Returns
                                                                 -------------------
                                                                             Based
                         Offering                                               on
                        Costs and        Ending                             Common
                    FundPreferred        Common                   Based      Share
                            Share         Share       Ending         on        Net
                     Underwriting     Net Asset       Market     Market      Asset
                        Discounts         Value        Value      Value**    Value**
====================================================================================
Period Ended 12/31:
2005                         $ --        $16.88       $16.35      16.36%     10.21%
2004                           --         16.85        15.57       8.04      20.44
2003(b)                      (.17)        15.13        15.65       5.76       7.04
====================================================================================
                                                         Ratios/Supplemental Data
                      ---------------------------------------------------------------------------------------------
                                       Before Credit/Reimbursement      After Credit/Reimbursement***
                                      -----------------------------    ------------------------------
                                                     Ratio of Net                      Ratio of Net
                                        Ratio of       Investment        Ratio of        Investment
                           Ending       Expenses        Income to        Expenses         Income to
                              Net     to Average          Average      to Average           Average
                           Assets     Net Assets       Net Assets      Net Assets        Net Assets
                       Applicable     Applicable       Applicable      Applicable        Applicable      Portfolio
                        to Common      to Common        to Common       to Common         to Common       Turnover
                      Shares (000)        Shares++         Shares++        Shares++          Shares++         Rate
===================================================================================================================
Period Ended 12/31:
2005                     $340,113           1.42%            4.53%            .99%             4.96%            49%
2004                      339,446           1.50             4.74            1.06              5.19             46
2003(b)                   304,387           1.26*            4.51*            .87*             4.89*            28
===================================================================================================================
                         FundPreferred Shares at End of Period
                        ---------------------------------------
                          Aggregate    Liquidation
                             Amount     and Market        Asset
                        Outstanding          Value     Coverage
                               (000)     Per Share    Per Share
===============================================================
Period Ended 12/31:
2005                        $120,000       $25,000      $95,857
2004                         120,000        25,000       95,718
2003(b)                      120,000        25,000       88,414
===============================================================

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
***  After custodian fee credit and expense reimbursement.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period September 25, 2003 (commencement of operations) through December 31, 2003.

                                 See accompanying notes to financial statements.


                                  36-37 SPREAD

Board Members
        AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board Members of the Funds. The number of board members of the Fund is currently set at nine. None of the board members who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBER WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger(1)     Chairman of        1994    Chairman (since 1996) and Director of Nuveen Investments,             156
3/28/49                        the Board                  Inc., Nuveen Investments, LLC, Nuveen Advisory Corp. and
333 W. Wacker Drive            and Trustee                Nuveen Institutional Advisory Corp.(3); Director (since 1996)
Chicago, IL 60606                                         of Institutional Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management; Chairman and
                                                          Director of Rittenhouse Asset Management, Inc. (since 1999);
                                                          Chairman of Nuveen Investments Advisers Inc. (since 2002).

BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
Robert P. Bremner              Board member       1997    Private Investor and Management Consultant.                           156
8/22/40
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown              Board member       1993    Retired (since 1989) as Senior Vice President of The                  156
7/29/34                                                   Northern Trust Company; Director (since 2002) Community
333 W. Wacker Drive                                       Advisory Board for Highland Park and Highwood, United
Chicago, IL 60606                                         Way of the North Shore.

------------------------------------------------------------------------------------------------------------------------------------
Jack B. Evans                  Board member       1999    President, The Hall-Perrine Foundation, a private philanthropic       156
10/22/48                                                  corporation (since 1996); Director and Vice Chairman, United
333 W. Wacker Drive                                       Fire Group, a publicly held company; Adjunct Faculty Member,
Chicago, IL 60606                                         University of Iowa; Director, Gazette Companies; Life Trustee
                                                          of Coe College and Iowa College Foundation; formerly,
                                                          Director, Alliant Energy; formerly, Director, Federal Reserve
                                                          Bank of Chicago; formerly, President and Chief Operating Officer,
                                                          SCI Financial Group, Inc., a regional financial services firm.

------------------------------------------------------------------------------------------------------------------------------------
William C. Hunter              Board member       2004    Dean and Distinguished Professor of Finance, School of                156
3/6/48                                                    Business at the University of Connecticut (since 2002);
333 W. Wacker Drive                                       previously, Senior Vice President and Director of Research
Chicago, IL 60606                                         at the Federal Reserve Bank of Chicago (1995-2003); Director
                                                          (since 1997), Credit Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation; Director
                                                          SS&C Technologies, Inc. (May 2005 - October 2005).

------------------------------------------------------------------------------------------------------------------------------------
David J. Kundert               Board member       2005    Retired (since 2004) as Chairman, JPMorgan Fleming Asset              154
10/28/42                                                  Management, President and CEO, Banc One Investment
333 W. Wacker Drive                                       Advisors Corporation, and President, One Group Mutual
Chicago, IL 60606                                         Funds; prior thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One Investment
                                                          Management Group; Board of Regents, Luther College;
                                                          member of the Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical Gardens.

                                       38

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST    PRINCIPAL OCCUPATION(S)                                      FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    INCLUDING OTHER DIRECTORSHIPS                                OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(2)  DURING PAST 5 YEARS                                          BOARD MEMBER
------------------------------------------------------------------------------------------------------------------------------------
BOARD MEMBERS WHO ARE NOT INTERESTED PERSONS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
William J. Schneider           Board member       1997    Chairman of Miller-Valentine Partners Ltd., a real estate             156
9/24/44                                                   investment company; formerly, Senior Partner and Chief
333 W. Wacker Drive                                       Operating Officer (retired, December 2004), of Miller-Valentine
Chicago, IL 60606                                         Group; formerly, Vice President, Miller-Valentine Realty;
                                                          Board Member, Chair of the Finance Committee and member
                                                          of the Audit Committee of Premier Health Partners, the
                                                          not-for-profit company of Miami Valley Hospital; Vice
                                                          President, Dayton Philharmonic Orchestra Association; Board
                                                          Member, Regional Leaders Forum, which promotes cooperation on economic development issues; Director, Dayton Development
                                                          Coalition; formerly, Member, Community Advisory Board,
                                                          National City Bank, Dayton, Ohio and Business Advisory
                                                          Council, Cleveland Federal Reserve Bank.

------------------------------------------------------------------------------------------------------------------------------------
Judith M. Stockdale            Board member       1997    Executive Director, Gaylord and Dorothy Donnelley                     156
12/29/47                                                  Foundation (since 1994); prior thereto, Executive Director,
333 W. Wacker Drive                                       Great Lakes Protection Fund (from 1990 to 1994).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine             Board member       2005    Senior Vice President for Business and Finance,                       156
1/22/50                                                   Northwestern University (since 1997); Director (since 2003),
333 W. Wacker Drive                                       Chicago Board Options Exchange; Director (since 2003),
Chicago, IL 60606                                         National Mentor Holdings, a privately-held, national provider of home and community-based services; Chairman (since
                                                          1997), Board of Directors, Rubicon, a pure captive insurance company owned by Northwestern University; Director (since
                                                          1997), Evanston Chamber of Commerce and Evanston
                                                          Inventure, a business development organization.
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUND:
------------------------------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman           Chief              1988    Managing Director (since 2002), Assistant Secretary and               156
9/9/56                         Administrative             Associate General Counsel, formerly, Vice President and
333 W. Wacker Drive            Officer                    Assistant General Counsel, of Nuveen Investments, LLC;
Chicago, IL 60606                                         Managing Director (2002-2004), General Counsel (1998-2004)
                                                          and Assistant Secretary, formerly, Vice President of Nuveen
                                                          Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Managing Director (since 2002) and Assistant Secretary and
                                                          Associate General Counsel, formerly, Vice President (since
                                                          1997), of Nuveen Asset Management; Managing Director
                                                          (since 2004) and Assistant Secretary (since 1994) of Nuveen
                                                          Investments, Inc.; Assistant Secretary of NWQ Investment
                                                          Management Company, LLC. (since 2002); Vice President and
                                                          Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Rittenhouse Asset Management,
                                                          Inc. (since 2003); Chartered Financial Analyst.


                                       39

Board Members
      AND OFFICERS (CONTINUED)
                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Julia L. Antonatos             Vice President     2004    Managing Director (since 2005), formerly Vice President               156
9/22/63                                                   (since 2002); formerly, Assistant Vice President (since 2000)
333 W. Wacker Drive                                       of Nuveen Investments, LLC; Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Michael T. Atkinson            Vice President     2000    Vice President (since 2002), formerly, Assistant Vice                 156
2/3/66                         and Assistant              President (since 2000) of Nuveen Investments, LLC.
333 W. Wacker Drive            Secretary
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo              Vice President     1999    Vice President of Nuveen Investments, LLC (since 1999); Vice          156
11/28/67                       and Treasurer              President and Treasurer (since 1999) of Nuveen Investments,
333 W. Wacker Drive                                       Inc.; Vice President and Treasurer (1999-2004) of Nuveen
Chicago, IL 60606                                         Advisory Corp. and Nuveen Institutional Advisory Corp.(3);
                                                          Vice President and Treasurer of Nuveen Asset Management
                                                          (since 2002) and of Nuveen Investments Advisers Inc. (since
                                                          2002); Assistant Treasurer of NWQ Investment Management
                                                          Company, LLC. (since 2002); Vice President and Treasurer of
                                                          Nuveen Rittenhouse Asset Management, Inc. (since 2003);
                                                          Chartered Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
John N. Desmond                Vice President     2005    Vice President, Director of Investment Operations, Nuveen             156
8/24/61                                                   Investments, LLC (since January 2005); formerly, Director,
333 W. Wacker Drive                                       Business Manager, Deutsche Asset Management (2003-2004),
Chicago, IL 60606                                         Director, Business Development and Transformation, Deutsche
                                                          Trust Bank Japan (2002-2003); previously, Senior Vice
                                                          President, Head of Investment Operations and Systems,
                                                          Scudder Investments Japan, (2000-2002), Senior Vice
                                                          President, Head of Plan Administration and Participant
                                                          Services, Scudder Investments (1995-2002).

------------------------------------------------------------------------------------------------------------------------------------
Jessica R. Droeger             Vice President     1998    Vice President (since 2002), Assistant Secretary and                  156
9/24/64                        and Secretary              Assistant General Counsel (since 1998) formerly, Assistant
333 W. Wacker Drive                                       Vice President (since 1998) of Nuveen Investments, LLC;
Chicago, IL 60606                                         Vice President (2002-2004) and Assistant Secretary (1998-2004)
                                                          formerly, Assistant Vice President of Nuveen Advisory Corp.
                                                          and Nuveen Institutional Advisory Corp.(3); Vice President and
                                                          Assistant Secretary (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson              Vice President     1998    Managing Director (since 2004), formerly, Vice President of           156
10/24/45                                                  Nuveen Investments, LLC, Managing Director (2004) formerly,
333 W. Wacker Drive                                       Vice President (1998-2004) of Nuveen Advisory Corp. and
Chicago, IL 60606                                         Nuveen Institutional Advisory Corp.(3); Managing Director
                                                          (since 2005) of Nuveen Asset Management.

------------------------------------------------------------------------------------------------------------------------------------
William M. Fitzgerald          Vice President     1995    Managing Director (since 2002), formerly, Vice President of           156
3/2/64                                                    Nuveen Investments; Managing Director (1997-2004) of
333 W. Wacker Drive                                       Nuveen Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                         Corp.(3); Managing Director of Nuveen Asset Management
                                                          (since 2001); Vice President of Nuveen Investments Advisers
                                                          Inc. (since 2002); Chartered Financial Analyst.


                                       40

                                                                                                                       NUMBER OF
                                                                                                                       PORTFOLIOS IN
                               POSITION(S)  YEAR FIRST                                                                 FUND COMPLEX
NAME, BIRTHDATE                HELD WITH    ELECTED OR    PRINCIPAL OCCUPATION(S)                                      OVERSEEN BY
AND ADDRESS                    THE FUNDS    APPOINTED(4)  DURING PAST 5 YEARS                                          OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
Stephen D. Foy                 Vice President     1998    Vice President (since 1993) and Funds Controller (since 1998)         156
5/31/54                        and Controller             of Nuveen Investments, LLC; formerly, Vice President and
333 W. Wacker Drive                                       Funds Controller (1998-2004) of Nuveen Investments, Inc.;
Chicago, IL 60606                                         Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
James D. Grassi                Vice President     2004    Vice President and Deputy Director of Compliance (since 2004)         156
4/13/56                        and Chief                  of Nuveen Investments, LLC, Nuveen Investments Advisers Inc.,
333 W. Wacker Drive            Compliance                 Nuveen Asset Management and Rittenhouse Asset Management,
Chicago, IL 60606              Officer                    Inc.; previously, Vice President and Deputy Director of Compliance
                                                          (2004) of Nuveen Advisory Corp. and Nuveen Institutional Advisory
                                                          Corp.(3); formerly, Senior Attorney (1994-2004), The Northern
                                                          Trust Company.

------------------------------------------------------------------------------------------------------------------------------------
David J. Lamb                  Vice President     2000    Vice President (since 2000) of Nuveen Investments,                    156
3/22/63                                                   LLC; Certified Public Accountant.
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Tina M. Lazar                  Vice President     2002    Vice President of Nuveen Investments, LLC (since 1999).               156
8/27/61
333 W. Wacker Drive
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
Larry W. Martin                Vice President     1988    Vice President, Assistant Secretary and Assistant General             156
7/27/51                        and Assistant              Counsel of Nuveen Investments, LLC; Vice President and
333 W. Wacker Drive            Secretary                  Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(3); Vice President (since 2005)
                                                          and Assistant Secretary of Nuveen Investments, Inc.; Vice
                                                          President (since 2005) and Assistant Secretary (since 1997)
                                                          of Nuveen Asset Management; Vice President (since 2000),
                                                          Assistant Secretary and Assistant General Counsel (since
                                                          1998) of Rittenhouse Asset Management, Inc.; Vice President
                                                          and Assistant Secretary of Nuveen Investments Advisers Inc.
                                                          (since 2002); Assistant Secretary of NWQ Investment
                                                          Management Company, LLC (since 2002).

(1) Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and board member of the Adviser.
(2) Board members serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(3) Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.
(4) Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Reinvest Automatically
       EASILY AND CONVENIENTLY

Sidebar text: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.



NUVEEN EXCHANGE-TRADED CLOSED-END FUNDS
DIVIDEND REINVESTMENT PLAN

Your Nuveen Exchange-Traded Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Other Useful
      INFORMATION

In April, 2005, The St. Paul Travelers Companies, Inc. ("St. Paul Travelers") sold the majority of its controlling equity interest in Nuveen Investments, Inc. ("Nuveen") to the general public. Nuveen is the parent of Nuveen Asset Management ("NAM"), which is each Fund's investment manager. This sale was deemed to be an "assignment" of the investment management agreement between each Fund and NAM and, if applicable, of the sub-advisory agreement between NAM and the Fund's sub-adviser. As required by law, the shareholders of each Fund were asked to approve a new investment management agreement and, if applicable, a new subadvisory agreement that reflected this change in ownership. The shareholders of each Fund voted this approval at a Shareholders' Meeting on July 26, 2005. There were no changes to the investment objectives or management of any Fund as a result of these actions.

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

DISTRIBUTION INFORMATION

The Fund designates 16.67% of dividends declared from net investment income as dividends qualifying for the 70% dividends received deduction for corporations and 22.74% as qualified dividend income for individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF TRUSTEES
Robert P. Bremner
Lawrence H. Brown
Jack B. Evans
William C. Hunter
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Eugene S. Sunshine

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL



The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

Nuveen Investments:
SERVING Investors
          For GENERATIONS

Photo of: 2 women looking at a photo album.





Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Managing more than $135 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under four distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; and Symphony, a leading institutional manager of market-neutral alternative investment portfolios.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

                                        o Share prices
                                        o Fund details
           Learn more                   o Daily financial news
about Nuveen Funds at                   o Investor education
   WWW.NUVEEN.COM/ETF                   o Interactive planning tools


Logo: NUVEEN Investments


                                                                     EAN-B-1205D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/etf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.



                   Nuveen Diversified Dividend and Income Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

               SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND


                                            AUDIT FEES BILLED        AUDIT-RELATED FEES             TAX FEES         ALL OTHER FEES
FISCAL YEAR ENDED                                TO FUND               BILLED TO FUND            BILLED TO FUND      BILLED TO FUND
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                       $ 27,000                        $ 0                    $ 829           $ 900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2004                                       $ 25,000                        $ 0                    $ 785           $ 900
------------------------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%              0%
pursuant to
pre-approval
exception
------------------------------------------------------------------------------------------------------------------------------------

The above "All Other Fees" are fees paid to audit firms to perform agreed upon procedures required by the rating agencies to rate fund preferred shares. The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.


                 SERVICES THAT THE FUND'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Fund ("Affiliated Fund Service Provider"), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and
(C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.


FISCAL YEAR ENDED                               AUDIT-RELATED FEES       TAX FEES BILLED TO          ALL OTHER FEES
                                              BILLED TO ADVISER AND         ADVISER AND            BILLED TO ADVISER
                                                 AFFILIATED FUND          AFFILIATED FUND         AND AFFILIATED FUND
                                                SERVICE PROVIDERS        SERVICE PROVIDERS         SERVICE PROVIDERS
---------------------------------------------------------------------------------------------------------------------
December 31, 2005                                            $ 0                  $ 282,575                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------
December 31, 2004                                            $ 0                        $ 0                      $ 0
---------------------------------------------------------------------------------------------------------------------
Percentage approved                                           0%                         0%                       0%
pursuant to
pre-approval
exception
---------------------------------------------------------------------------------------------------------------------

The above "Tax Fees" are primarily fees billed to the Adviser for Fund tax return preparation.


                               NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. For engagements entered into on or after May 6, 2003, the Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.


FISCAL YEAR ENDED                                                   TOTAL NON-AUDIT FEES
                                                                   BILLED TO ADVISER AND
                                                                  AFFILIATED FUND SERVICE     TOTAL NON-AUDIT FEES
                                                                   PROVIDERS (ENGAGEMENTS    BILLED TO ADVISER AND
                                                                  RELATED DIRECTLY TO THE    AFFILIATED FUND SERVICE
                                           TOTAL NON-AUDIT FEES   OPERATIONS AND FINANCIAL    PROVIDERS (ALL OTHER
                                              BILLED TO FUND       REPORTING OF THE FUND)         ENGAGEMENTS)            TOTAL
------------------------------------------------------------------------------------------------------------------------------------
December 31, 2005                                        $ 1,729                  $ 282,575                      $ 0       $ 284,304
December 31, 2004                                        $ 1,685                        $ 0                      $ 0         $ 1,685

The above "Non-Audit Fees billed to Adviser" for 2005 include "Tax-Fees" billed to Adviser in the amount of $282,575 from previous table.


Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board of Directors or Trustees has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Lawrence H. Brown, Jack B. Evans, William J. Schneider and Eugene S. Sunshine.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Adviser has engaged NWQ Investment Management Company, LLC ("NWQ"), Security Capital Research & Management Incorporated ("Security Capital"), Wellington Management Company, LLC ("Wellington") and Symphony Asset Management, LLC ("Symphony") (NWQ, Security Capital, Wellington and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. As part of these services, the Adviser has also delegated to each Sub-Adviser the full responsibility for proxy voting and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically will monitor each Sub-Adviser's voting to ensure that they are carrying out their duties. The Sub-Advisers' proxy voting policies and procedures are summarized as follows:

NWQ

The power to vote on proposals presented to shareholders through the proxy solicitation process is considered to be an integral part of the investment manager's investment responsibility, recognizing that certain proposals, if implemented, may have a substantial impact on the market valuation of portfolio securities and that in such situations the right to vote is considered an asset. This Proxy Voting Policy was developed to ensure that proxies for which NWQ has ultimate voting authority are voted consistently and solely in the best economic interests of the beneficiaries of these equity investments. Note that clients may otherwise reserve the right to vote their proxies. In addition, NWQ may determine not to vote proxies related to certain securities if NWQ determines it would be in its clients' overall best interest not to vote.

A senior member of the investment team is responsible for oversight of the proxy voting process. NWQ has engaged the services of Institutional Shareholder Services, Inc., ("ISS") to make recommendations to NWQ on the voting of proxies relating to securities held in our clients' accounts. NWQ reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, NWQ may not vote in accordance with the ISS recommendations when we believe that specific ISS recommendations are not in the best economic interest of our clients and their beneficiaries. If NWQ manages the assets of a company or its pension plan and any of NWQ's clients hold any securities of that company, NWQ will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. If a client requests NWQ to follow specific voting guidelines or additional guidelines, NWQ will review the request and inform the client only if NWQ is not able to follow the client's request.

NWQ has adopted ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on NWQ's general voting policies. A copy of NWQ's Proxy Voting Policies and Procedures will be provided upon written request to a requesting client. Also, clients may request from NWQ information on how NWQ voted with respect to their portfolios' securities. NWQ will provide such information through the most recently completed calendar quarter. Please forward such requests to:

Compliance Director
NWQ Investment Management Company, LLC
2049 Century Park East, 4th Floor
Los Angeles, CA  90067

SECURITY CAPITAL

Security Capital may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. To ensure that the proxies are voted in the best interests of its clients, Security Capital has adopted detailed proxy voting procedures ("Procedures") that incorporate detailed proxy guidelines ("Guidelines") for voting proxies on specific types of issues.

Pursuant to the Procedures, most routine proxy matters will be voted in accordance with the Guidelines, which have been developed with the objective of encouraging corporate action that enhances shareholder value. For proxy matters that are not covered by the Guidelines (including matters that require a case-by-case determination) or where a vote contrary to the Guidelines is considered appropriate, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest and ensure that the proxy is cast in the best interest of clients.

To oversee and monitor the proxy-voting process, Security Capital will establish a proxy committee and appoint a proxy administrator. The proxy committee will meet periodically to review general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues.

A copy of the Security Capital's proxy voting procedures and guidelines are available upon request by contacting your client service representative.

WELLINGTON

The registrant has granted to Wellington Management the authority to vote proxies on its behalf with respect to the assets managed by Wellington Management. Wellington Management votes proxies in what it believes are the best economic interests of its clients and in accordance with its Proxy Policies and Procedures. Wellington Management's Proxy Committee is responsible for the review and oversight of the firm's Proxy Policies and Procedures. The Proxy Group within Wellington Management's Legal Services Department is responsible for the day-to-day administration of the proxy voting process. Although Wellington Management may utilize the services of various external resources in analyzing proxy issues and has established its own Proxy Guidelines setting forth general guidelines for voting proxies, Wellington Management personnel analyze all proxies and vote proxies based on their assessment of the merits of each proposal. The identified portfolio managers have the authority to determine the final vote for securities held by the Fund, unless such party is determined to have a material conflict of interest related to that proxy vote.

Wellington Management maintains procedures designed to identify and address material conflicts of interest in voting proxies. The Proxy Committee sets standards for identifying material conflicts based on client, vendor and lender relationships. Proxy votes for which Wellington Management identifies a material conflict are reviewed by designated members of the Proxy Committee or by the entire Committee in some cases to resolve the conflict and direct the vote.

Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of the registrant due to securities lending, share blocking and re-registration requirements, lack of adequate information, untimely receipt of proxy materials, immaterial impact of the vote, and/or excessive costs.

SYMPHONY

Symphony uses the proxy voting services of Institutional Shareholder Services ("ISS"). The ISS Proxy Voting Services provide Symphony and its clients with an independent source of proxy voting research and services. The use of ISS is designed to offer client-centered proxy voting which minimizes conflicts of interests between Symphony's interests and those of its clients.

In order to monitor how ISS votes client proxies, Symphony has established a Proxy Voting Review Committee (the "Committee"). The Committee is composed of Symphony's Chief Operating Officer and its Chief Investment Officer. Each year, the Committee reviews ISS proxy voting policies and practices to determine whether such policies and practices are consistent with Symphony's fiduciary duty to the clients for whom Symphony is responsible for voting proxies. During the year, the Committee review how ISS votes on specific issues. From time to time, the Committee discusses the proxy voting process with representatives of ISS in order to ensure that Symphony's client interests are being protected. When Symphony disagrees with ISS' policies with respect to certain issues, Symphony will direct the voting of its clients' proxies according to what Symphony believes is the best interests of its clients.

Clients who have questions about how particular proxies are voted for their account may request such information from Symphony by calling (800) 847-6369.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.



The Adviser has engaged Security Capital for a portion of the registrant's equity investments, Wellington for a portion of the registrant's debt investments, Symphony for an additional portion of the registrant's debt investments and NWQ for an additional portion of the registrant's equity investments, (NWQ, Security Capital, Wellington and Symphony are also collectively referred to as "Sub-Advisers") as Sub-Advisers to provide discretionary investment advisory services. The following section provides information on the portfolio managers at each Sub-Adviser.


                                SECURITY CAPITAL

A.       PORTFOLIO MANAGER BIOGRAPHIES:

ANTHONY R. MANNO JR. is CEO, President and Chief Investment Officer of Security Capital Research & Management Incorporated. He is Chairman, President and Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1994, Mr. Manno spent 14 years with LaSalle Partners Limited as a Managing Director, responsible for real estate investment banking activities.

KENNETH D. STATZ is a Managing Director and Senior Market Strategist of Security Capital Research & Management Incorporated where he is responsible for the development and implementation of portfolio investment strategy. Prior to joining Security Capital in 1995, Mr. Statz was a Vice President in the Investment Research Department of Goldman, Sachs & Co., concentrating on research and underwriting for the REIT industry.

KEVIN W. BEDELL is a Managing Director of Security Capital Research & Management Incorporated where he directs the Investment Analysis Team, which provides in-depth proprietary research on publicly listed companies. Prior to joining Security Capital in 1996, Mr. Bedell spent nine years with LaSalle Partners Limited where he was Equity Vice President and Portfolio Manager, with responsibility for strategic, operational and financial management of a private real estate investment trust with commercial real estate investments in excess of $1 billion.

DAVID E. ROSENBAUM is a Managing Director of Security Capital Research & Management Incorporated where he leads the Investment Structuring Team. He is also Managing Director of SC-Preferred Growth Incorporated. Prior to joining Security Capital in 1997, Mr. Rosenbaum was a Vice President at Lazard Freres & Co., LLC, where he structured investments in real estate operating companies.


B.       OTHER ACCOUNTS MANAGED:

------------------------------------------------------------------------------------------------------------------------------------
(a)(1)        (a)(2) For each person identified in column (a)(1), provide     (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
Identify      number of accounts other than the Funds managed by the          categories in column (a)(2), provide number of
portfolio     person within each category below and the total                 accounts and the total assets in the accounts
manager(s)    assets in the accounts managed within each category below       with respect to which the ADVISORY FEE IS BASED
of the                                                                        ON THE PERFORMANCE OF THE ACCOUNT
Adviser to
be named in
the Fund
prospectus
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Registered Investment   Other Pooled       Other Accounts         Registered     Other Pooled       Other Accounts
               Companies               Investment                                Investment     Investment
                                       Vehicles                                  Companies      Vehicles
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Number   Total       Number   Total       Number   Total       Number   Total  Number of  Total  Number   Total
               of       Assets      of       Assets      of       Assets      of       Assets Accounts   Assets of       Assets
               Accounts ($billions) Accounts ($billions) Accounts ($billions) Accounts                          Accounts ($billions)
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
Anthony R.
Manno Jr.          4    $0.8            1     $1.9         526    $2.1            -       -        -        -      5       $0.5
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
Kenneth D.
Statz              4    $0.8            1     $1.9         518    $2.1            -       -        -        -      5       $0.5
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
Kevin W.
Bedell             4    $0.8            1     $1.9         524    $2.1            -       -        -        -      5       $0.5
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
David E.
Rosenbaum          4    $0.8            1     $1.9         525    $2.1            -       -        -        -      5       $0.5
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST:

         As shown in the above tables, the portfolio managers may manage accounts in addition to the Nuveen Funds (the "Funds"). The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Funds ("Similar Accounts"). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

         Responsibility for managing Security Capital's clients' portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed using the same objectives, approach and philosophy. Therefore, portfolio holdings, relative position sizes and sector exposures tend to be similar across similar portfolios which minimizes the potential for conflicts of interest.

         Security Capital may receive more compensation with respect to certain Similar Accounts than that received with respect to the Nuveen Funds or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for Security Capital or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Security Capital may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Security Capital may be perceived as causing accounts it manages to participate in an offering to increase Security Capital's overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If Security Capital manages accounts that engage in short sales of securities of the type in which the Funds invests, Security Capital could be seen as harming the performance of the Funds for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

         Security Capital has policies and procedures designed to manage these conflicts described above such as allocation of investment opportunities to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

         Orders for the same equity security are aggregated on a continual basis throughout each trading day consistent with Security Capital's duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders will be allocated among the participating accounts on a pro-rata average price basis as well.

D.       FUND MANAGER COMPENSATION

         The Portfolio Managers participate in a highly competitive compensation program that is designed to attract and retain outstanding people. The total compensation program includes base salary and cash incentives. These elements reflect individual performance and the performance of the business as a whole. Base salaries are fixed for each Portfolio Manager. Cash bonuses are variable and are focused extensively on the profitability of the business as a whole as well as portfolio investment performance. Base salaries are not based on the performance of any account. Cash bonuses are based on the profitability of the business as a whole as well as the investment performance of all accounts managed by the Portfolio Manager. Portfolio Manager compensation is not based on the value of assets held in the Funds portfolio.

E. OWNERSHIP OF JDD SECURITIES AS DECEMBER 31, 2005.

----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------
Portfolio Manager       None     $1-$10,000    $10,001-$50,000   $50,001-$100,000   $100,001-$500,000   $500,001 -    over
                                                                                                        $1,000,000    $1,000,000
----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------
Anthony R. Manno Jr.     X
----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------
Kenneth D. Statz         X
----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------
Kevin W. Bedell          X
----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------
David E. Rosenbaum       X
----------------------- -------- ------------- ----------------- ------------------ ------------------- ------------- --------------

                                   WELLINGTON

A.       PORTFOLIO MANAGER BIOGRAPHY:

JAMES W. VALONE, Senior Vice President and Fixed Income Portfolio Manager of Wellington, has served as Portfolio Manager of the Fund since 2003. Mr. Valone joined Wellington as an investment professional in 1999.

B.       OTHER ACCOUNTS MANAGED:

------------------------------------------------------------------------------------------------------------------------------------
(a)(1)        (a)(2) For each person identified in column (a)(1), provide     (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
Identify      number of accounts other than the Funds managed by the          categories in column (a)(2), provide number of
portfolio     person within each category below and the total                 accounts and the total assets in the accounts
manager(s)    assets in the accounts managed within each category below       with respect to which the ADVISORY FEE IS BASED
of the                                                                        ON THE PERFORMANCE OF THE ACCOUNT
Adviser to
be named in
the Fund
prospectus
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Registered Investment   Other Pooled       Other Accounts         Registered     Other Pooled       Other Accounts
               Companies               Investment                                Investment     Investment
                                       Vehicles                                  Companies      Vehicles
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Number   Total       Number    Total      Number   Total       Number   Total  Number of  Total  Number   Total
               of       Assets      of        Assets     of       Assets      of       Assets Accounts   Assets of       Assets
               Accounts ($mil)*     Accounts  ($mil)*    Accounts ($mil)*     Accounts                          Accounts ($mil)*
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
James W.
Valone             -    -                16   $630.4       22     $1952.1        -       -        -         -      3       $176.9
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST:

Individual investment professionals at Wellington manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations), bank common trust accounts, and hedge funds. The investment professional primarily responsible for the day-to-day management of the Fund ("Portfolio Manager") generally manages portfolios in several different investment styles. These portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for each portfolio, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that portfolio. Consequently, the Portfolio Manager may purchase or sell securities, including IPOs, for one portfolio and not another portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager or other investment professionals at Wellington may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Fund, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an investment professional may purchase a security in one portfolio while appropriately selling that same security in another portfolio. In addition, some of these portfolios have fee structures, including performance fees that are or have the potential to be higher, in some cases significantly higher, than the fees paid by the Fund to Wellington. The Portfolio Manager also manages hedge funds, which pay performance allocations to Wellington or its affiliates. Because incentive payments paid by Wellington to the Portfolio Manager are tied to revenues earned by Wellington and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given portfolio may be significantly higher or lower than those associated with other accounts managed by a given investment professional. Finally, the Portfolio Manager may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington monitors a variety of areas, including compliance with primary Fund guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington periodically review the performance of Wellington's Portfolio Managers. Although Wellington does not track the time a Portfolio Manager spends on a single portfolio, Wellington does periodically assess whether a Portfolio Manager has adequate time and resources to effectively manage the Portfolio Manager's various client mandates.

D.       FUND MANAGER COMPENSATION:

The Fund pays Wellington a fee based on the assets under management of the Fund as set forth in an Investment Sub-Advisory Agreement between Wellington and Nuveen Asset Management with respect to the Fund. Wellington pays its investment professionals out of its total revenues and other resources, including the advisory fees earned with respect to the Fund. The following information relates to the fiscal year ended December 31, 2005.

Wellington's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington's compensation of the Portfolio Manager includes a base salary and incentive components. The base salary for the Portfolio Manager, a partner of Wellington, is determined by the Managing Partners of the firm. The Portfolio Manager's base salary is generally a fixed amount that may change as a result of an annual review. The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington from the Fund and generally each other portfolio managed by such Portfolio Manager. The Portfolio Manager's incentive payments are based solely on the revenues earned by Wellington and are not directly linked to the performance of the account. Wellington applies similar incentive structures to other similar portfolios managed by the Portfolio Manager. Portfolio-based incentives across all portfolios managed by a portfolio manager can, and typically do, represent a significant portion of a portfolio manager's overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington's business operations. Senior management at Wellington may reward individuals as it deems appropriate based on factors other than portfolio performance. Each partner of Wellington is eligible to participate in partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula, as a partner of the firm.

E. OWNERSHIP OF JDD SECURITIES AS DECEMBER 31, 2005.
--------------------- ------ ------------ ----------------- ------------------- -------------------- ------------- -----------------
Portfolio Manager     None   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $100,001-$500,000    $500,001 -    over
                                                                                                     $1,000,000    $1,000,000
--------------------- ------ ------------ ----------------- ------------------- -------------------- ------------- -----------------
James W. Valone       X
--------------------- ------ ------------ ----------------- ------------------- -------------------- ------------- -----------------

SYMPHONY ASSET MANAGEMENT

A.       PORTFOLIO MANAGER BIOGRAPHIES

Gunther Stein, Director of Fixed Income Strategies, Portfolio Manager

Gunther Stein is the lead portfolio manager for High Yield strategies at Symphony Asset Management and is the lead portfolio manager of Nuveen's senior loan asset management team. Prior to joining Symphony in 1999, Stein was a high yield portfolio manager at Wells Fargo Bank, where he was responsible for investing in public high yield bonds and bank loans and also managed a team of credit analysts. Stein joined Wells Fargo in 1993 as an Associate in its Loan Syndications/Leveraged Finance Group. Previously, Stein worked for four years as a euro-currency deposit trader with First Interstate Bank. He has also worked for Standard Chartered Bank, Mexico City and Citibank Investment Bank, London. He completed Wells Fargo's Credit Management Training program and holds an M.B.A. from the University of Texas, Austin. He graduated from the University of California at Berkeley with a B.A. in Economics.

Lenny Mason, Portfolio Manager

Lenny Mason is a High Yield portfolio manager for Symphony Asset Management and is also a portfolio manager on the Nuveen's senior loan asset management team. Prior to joining Symphony in 2001, Mason was a Managing Director in FleetBoston's Technology & Communications Group, where he headed its five member Structuring and Advisory Team. He joined FleetBoston in 1995 as an Assistant Vice President in its Media & Communications Group. Previously, Mason worked for Wells Fargo Bank's Corporate Banking Group dealing primarily with leveraged transactions and for Coopers & Lybrand as an auditor. He holds an M.B.A. in Finance from the University of Chicago, a B.S. in Accounting from Babson College and is also a C.P.A.

B.       OTHER ACCOUNTS MANAGED BY SYMPHONY

                        GUNTHER STEIN           LENNY MASON
(a) RICS
Number of accts                     7                     7
Assets ($000s)            $ 2,790,982           $ 2,790,982

(b) Other pooled accts
Non-performance fee accts
  Number of accts                   2                     2
  Assets ($000s)          $   520,932           $   520,932
Performance fee accts
  Number of accts                   9                     6
  Assets ($000s)          $   846,422           $   407,989

(c) Other
Non-performance fee accts
  Number of accts                   5                     5
  Assets ($000s)          $     1,513           $     1,366
Performance fee accts
  Number of accts                   3                     0
  Assets ($000s)          $   262,097

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

As described above, the portfolio manager may manage other accounts with investment strategies similar to the Fund, including other investment companies and separately managed accounts. Fees earned by the sub-advisers may vary among these accounts and the portfolio managers may personally invest in some but not all of these accounts. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the sub-advisers believe that these risks are mitigated by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and other factors. In addition, each sub-adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

D.       FUND MANAGER COMPENSATION

Symphony investment professionals receive competitive base salaries and participate in a bonus pool which is tied directly to the firm's operating income with a disproportionate amount paid to the managers responsible for generating the alpha. The bonus paid to investment personnel is based on acumen, overall contribution and strategy performance. However, there is no fixed formula which guides bonus allocations. Bonuses are paid on an annual basis. In addition, investment professionals may participate in an equity-based compensation pool.


E. OWNERSHIP OF JQC SECURITIES AS DECEMBER 31, 2005.

--------------------- ------ ------------ ----------------- ------------------- ------------------- ---------------- ---------------
Portfolio Manager     None   $1-$10,000   $10,001-$50,000   $50,001-$100,000    $100,001-$500,000   $500,001 -       over
                                                                                                    $1,000,000       $1,000,000
--------------------- ------ ------------ ----------------- ------------------- ------------------- ---------------- ---------------
Gunther Stein         X
--------------------- ------ ------------ ----------------- ------------------- ------------------- ---------------- ---------------
Lenny Mason           X
--------------------- ------ ------------ ----------------- ------------------- ------------------- ---------------- ---------------

NWQ INVESTMENT MANAGEMENT

A.       PORTFOLIO MANAGER BIOGRAPHIES

Jon D. Bosse, CFA, is Chief Investment Officer and Portfolio Manager of NWQ and has been a Managing Director of NWQ since 1996.

Mr. David Iben, CFA, is Managing Director and Portfolio Manager of NWQ since joining the firm in November 2000, and is also Chief Investment Officer and Managing Director of NWQ's affiliate, Tradewinds NWQ Global Investors, LLC. He has co-managed the NWQ-subadvised segment of Nuveen Tax Advantaged Fund since the fund's inception. From October 1998 through November 2000, Mr. Iben was Founder, Chief Investment Officer and lead portfolio manager at Palladian Capital Management. Prior to founding Palladian he spent 14 years with Farmer's Group Inc. as Vice President and Portfolio Manager, and earned an MBA from University of Southern California.

B.       OTHER ACCOUNTS MANAGED BY NWQ

------------------------------------------------------------------------------------------------------------------------------------
(a)(1)        (a)(2) For each person identified in column (a)(1), provide     (a)(3) PERFORMANCE FEE ACCOUNTS. For each of the
Identify      number of accounts other than the Funds managed by the          categories in column (a)(2), provide number of
portfolio     person within each category below and the total                 accounts and the total assets in the accounts
manager(s)    assets in the accounts managed within each category below       with respect to which the ADVISORY FEE IS BASED
of the                                                                        ON THE PERFORMANCE OF THE ACCOUNT
Adviser to
be named in
the Fund
prospectus
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Registered Investment   Other Pooled       Other Accounts         Registered     Other Pooled       Other Accounts
               Companies               Investment                                Investment     Investment
                                       Vehicles                                  Companies      Vehicles
-------------- --------------------- ------------------- -------------------- -------------- ----------------- --------------------
               Number   Total       Number    Total      Number   Total       Number   Total  Number of  Total  Number   Total
               of       Assets      of        Assets     of       Assets      of       Assets Accounts   Assets of       Assets
               Accounts ($mil)*     Accounts  ($mil)*    Accounts ($mil)*     Accounts                          Accounts ($mil)*
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
David Iben         3    $172.9          0      -           6,405   $3,263         -       -        -        -        -       -
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------
Jon Bosse          5    $943.0          8      $758.1     54,127   $26,706        -       -        -        -        9    $66.2
-------------- -------- ------------ -------- ---------- -------- ----------- -------- ------ ---------- ------ -------- ----------

C.       POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented with the following potential conflicts:

     o The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. NWQ seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

     o If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, NWQ has adopted procedures for allocating portfolio transactions across multiple accounts.

     o With respect to many of its clients' accounts, NWQ determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, NWQ may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, NWQ may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transactions, or both, to the detriment of the Fund or the other accounts.

     o The Fund is subject to different regulation than other pooled investment vehicles and other accounts managed by the portfolio managers. As a consequence of this difference in regulatory requirements, the Fund may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio managers. Finally, the appearance of a conflict of interest may arise where NWQ has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

NWQ has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

D.       FUND MANAGER COMPENSATION

NWQ's portfolio managers participate in a highly competitive compensation structure with the purpose of attracting and retaining the most talented investment professionals and rewarding them through a total compensation program as determined by the firm's executive committee. The total compensation program consists of both a base salary and an annual bonus that can be a multiple of the base salary. The portfolio manager's performance is formally evaluated annually and based on a variety of factors. Bonus compensation is primarily a function of the firm's overall investment performance of client portfolios in the strategy they manage relative to the strategy's general benchmark for one, three and five year periods (as applicable), as well as an objective review of stock recommendations and the quality of primary research, and subjective review of the professional's contributions to portfolio strategy, teamwork, collaboration and work ethic.

The total compensation package includes availability of equity-like incentive for purchase (whose value is determined by the increase in profitability of NWQ over time) made to most investment professionals. NWQ is a subsidiary of Nuveen Investments, Inc., which has augmented this incentive compensation annually through individual awards of a stock option pool, as determined through a collaborative process between Nuveen Investments and the NWQ executive committee.

E. OWNERSHIP OF JDD SECURITIES AS DECEMBER 31, 2005.

---------------------- ------ ----------- ----------------- ------------------- ------------------- ---------------- ---------------
Portfolio Manager      None   $1-$10,000  $10,001-$50,000   $50,001-$100,000    $100,001-$500,000   $500,001 -       over
                                                                                                    $1,000,000       $1,000,000
---------------------- ------ ----------- ----------------- ------------------- ------------------- ---------------- ---------------
David Iben             X
---------------------- ------ ----------- ----------------- ------------------- ------------------- ---------------- ---------------
Jon Bosse              X
---------------------- ------ ----------- ----------------- ------------------- ------------------- ---------------- ---------------

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board during the reporting period and implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")
          (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/etf and there were no amendments during the period covered by this report. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Diversified Dividend and Income Fund
            -----------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                         ----------------------------------------------
                          Jessica R. Droeger
                          Vice President and Secretary

Date: March 9, 2006
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: March 9, 2006
    -------------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: March 9, 2006
    -------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.